EXECUTION VERSION INTERCOMPANY SETTLEMENT AGREEMENT This Intercompany Settlement Agreement (the “Intercompany Settlement Agreement”), dated as of July 20, 2015, is entered into by and among GT Advanced Technologies Limited (“GT Hong Kong”), a Hong Kong limited liability company, GTAT Corporation (“GTAT Corp.”), a Delaware corporation, and GT Advanced Equipment Holding LLC (“GT SPE”), a Delaware limited liability company. GT Hong Kong, GTAT Corp., and GT SPE are referred to herein each as a “Party” and, collectively, as the “Parties.” RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), GTAT Corp., GT Hong Kong, GT SPE, GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC, and GT Sapphire Systems Group LLC (collectively, “GTAT” or the “Debtors”) filed chapter 11 cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, GTAT Corp. and GT SPE collectively own more than 2,100 advanced sapphire furnaces (“ASF Furnaces”), and GT Hong Kong owns approximately 240 ASF Furnaces; WHEREAS, GT Hong Kong and GTAT Corp. are parties to: (a) that certain License Agreement, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”); (c) that certain License Agreement, effective as of July 5, 2010, as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013 (the “Poly/DSS License Agreement”); (d) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”); and (e) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, under the ASF License Agreement, GTAT Corp. granted GT Hong Kong, among other things, the exclusive right and license (without reservation of right to GTAT Corp.) to make, have made, assemble, have assembled, use, sell, and/or import ASF Furnaces; WHEREAS, under the Cost Sharing Agreement, GTAT Corp. and GT Hong Kong agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement (such improvements, the “Improvements”), and GTAT Corp. and GT Hong Kong each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import,

2 copy, display, create derivative works, or otherwise exploit the Improvements within each party’s respective territory; WHEREAS, under the DSS/Poly License Agreement, GTAT Corp. granted GT Hong Kong, among other things, a nonexclusive right and license to make, have made, assemble, have assembled, use, sell, and/or import directional solidification systems and reactors for the production of polysilicon in all countries outside of the United States; WHEREAS, under the 2010 Services Agreement and the 2011 Services Agreement (together, the “Services Agreements”), GTAT Corp. agreed to provide services to GT Hong Kong upon request, including marketing services, administrative and headquarter services, commercial services, legal services, and other services as requested; WHEREAS, following entry into the ASF License Agreement and the Cost Sharing Agreement, (a) GTAT Corp. shared certain ASF Furnace technology with GT Hong Kong, (b) GTAT Corp. and GT Hong Kong developed certain Improvements to the ASF Furnace technology, and (c) GT Hong Kong acquired the exclusive license to sell certain ASF Furnace technology outside the United States pursuant to the Cost Sharing Agreement; WHEREAS, GTAT Corp. asserts that (a) it did not provide the most recent version of 165 kg ASF Furnace technology to GT Hong Kong prior to the Petition Date and (b) even if it has a legal obligation to provide such technology to GT Hong Kong, GT Hong Kong must first pay its share of the development costs for such technology under the Cost Sharing Agreement; WHEREAS, for GT Hong Kong to acquire rights in the most recent version of the 165 kg technology, it would have to assume the Cost Sharing Agreement, which, GTAT Corp. asserts, would require GT Hong Kong to pay GTAT Corp. the associated cure costs of approximately $126.3 million for its share of the development costs; WHEREAS, ASF Furnaces that utilize the most recent technology also rely upon the underlying, earlier technology, in which GT Hong Kong holds the exclusive licenses outside the United States; WHEREAS, under the current structure of the ASF License Agreement and the Cost Sharing Agreement, GTAT Corp., GT SPE, and GT Hong Kong require each other’s cooperation in order to sell any of their ASF Furnaces outside of the United States; WHEREAS, GTAT Corp. estimates (as of June 1, 2015) that (a) if GT Hong Kong were to assume the Prepetition Intercompany Agreements, GT Hong Kong would owe to GTAT Corp. aggregate cure costs of approximately $131.5 million and (b) GT Hong Kong owes to GTAT Corp. approximately $25.8 million (through Q2 2015) on account of certain intercompany claims arising after the Petition Date (the “Intercompany Administrative Expense Claim”); WHEREAS, both GTAT Corp. and GT Hong Kong desire to assume the Prepetition Intercompany Agreements, as amended, subject to the terms and conditions in this Intercompany Settlement Agreement; and

3 WHEREAS, following extensive good faith, arm’s-length negotiations among GTAT Corp., GT SPE, GT Hong Kong, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, GTAT Corp., GT SPE, and GT Hong Kong have agreed to enter into this Intercompany Settlement Agreement, which resolves, among other things: (a) cure payments due upon assumption of the Prepetition Intercompany Agreements; (b) administrative and other claims owed by GT Hong Kong to GTAT Corp.; (c) ongoing performance of the parties under the Prepetition Intercompany Agreements; (d) intercompany sales of ASF Furnaces by GTAT Corp. and GT SPE to GT Hong Kong; and (e) allocation and payment of professional fees incurred in the Chapter 11 Cases. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. EFFECTIVENESS 1.1 Effectiveness. The effectiveness of this Intercompany Settlement Agreement and the obligations of the Parties are conditioned upon entry of an order, substantially in the form attached to the Debtors’ motion, dated July 6, 2015 [Docket No. 1998] (the “Approval Order”), approving, among other things, the Parties’ entry into this Intercompany Settlement Agreement. The date on which the Approval Order is entered on the Bankruptcy Court’s docket is referred to herein as the “Approval Date”. 2. CASH PAYMENT; ISSUANCE OF PRIORITY NOTE 2.1 Cash Payment. In partial satisfaction of the Intercompany Administrative Expense Claim, within one business day after the Approval Date, GT Hong Kong shall pay to GTAT Corp. the amount of $10 million in immediately available funds and in U.S. dollars (the “Cash Payment”). 2.2 Priority Note. In satisfaction of the remaining Intercompany Administrative Expense Claim (after application of the Cash Payment), within one business day after the Approval Date, GT Hong Kong shall issue to GTAT Corp. the Priority Note, substantially in the form attached hereto as Exhibit A (the “Priority Note”). 2.3 Debenture. Concurrently with the issuance of the Priority Note and the Contingent Note (as defined below), GT Hong Kong, GTAT Corp., and GT SPE shall enter into that certain Debenture, substantially in the form attached hereto as Exhibit B. 3. ASSUMPTION OF PREPETITION INTERCOMPANY AGREEMENTS; ISSUANCE OF CONTINGENT NOTE 3.1 Assumption of Prepetition Intercompany Agreements. Subject to entry of the Approval Order and satisfaction of the cure obligations in accordance with Section 3.2 hereof, GTAT Corp. and GT Hong Kong shall both assume:

4 (a) the ASF License Agreement, as amended by that certain First Amendment to the ASF License Agreement, substantially in the form attached hereto as Exhibit C; (b) the Cost Sharing Agreement, as amended by that certain First Amendment to the Cost Sharing Agreement, substantially in the form attached hereto as Exhibit D; (c) the Poly/DSS License Agreement, as amended by that certain Second Amendment to the Poly/DSS License Agreement, substantially in the form attached hereto as Exhibit E; (d) the 2010 Services Agreement, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2010), substantially in the form attached hereto as Exhibit F; and (e) the 2011 Services Agreement, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), substantially in the form attached hereto as Exhibit G. 3.2 Contingent Note. To cure the asserted prepetition defaults under the Prepetition Intercompany Agreements, within one business day after the Approval Date, GT Hong Kong shall issue to GTAT Corp. the Contingent Note, substantially in the form attached hereto as Exhibit H (the “Contingent Note”). 3.3 Following payment in full of the Contingent Note, GT Hong Kong shall resume performance of the Cost Sharing Agreement and the ASF License Agreement and payment of its share of costs incurred thereunder in accordance with the terms of the Cost Sharing Agreement (as amended), the ASF License Agreement (as amended), and the Debtors’ practices prior to the Petition Date. 4. CONTINGENT PAYMENT 4.1 Contingent Payment. Until the Contingent Note has been paid in full, including all interest accrued thereupon, upon the sale of an ASF Furnace by GT Hong Kong, GT Hong Kong will make a payment to GTAT Corp. (a “Contingent Payment”) calculated as follows: (a) if such ASF Furnace is owned by GT Hong Kong as of the date hereof, an amount equal to 40% of the sale price of such ASF Furnace; provided, however, that the amount payable by GT Hong Kong to GTAT Corp. shall not be less than the applicable Apple Repayment Amount (as defined in that certain Amended and Restated Adequate Protection and Settlement Agreement, dated as of December 15, 2014 with Apple and Platypus, as approved by the Bankruptcy Court by order dated December 17, 2015 (the “Apple Settlement Agreement”)); or (b) if such ASF Furnace is owned by GTAT Corp. or GT SPE as of the date hereof (a “Mesa ASF Furnace”), an amount equal to the sale price of such ASF Furnace

5 less the sum of: (i) $10,375; (ii) the Mesa ASF Price (as defined in the Intercompany Sales Agreement); (iii) any selling and installation costs incurred by GT Hong Kong with respect to such ASF Furnace; and (iv) 5% of the sale price of such ASF Furnace (which selling and installation costs and 5% shall be retained by GT Hong Kong). Provided, however, that if GT Hong Kong does not receive the full sale price for the sale of an ASF Furnace in a single installment, GT Hong Kong shall pay the Contingent Payment to GTAT Corp. ratably as and when GT Hong Kong receives each installment of the sale price. For the avoidance of doubt, GT Hong Kong’s obligation to pay the Contingent Payment to GTAT Corp. in respect of the sale of a Mesa ASF Furnace is in addition to GT Hong Kong’s obligations under the Intercompany Sales Agreement (as defined below). 4.2 Application of Contingent Payment. The Contingent Payment shall be the sole payment due from GT Hong Kong to GTAT Corp. for the following obligations and shall be applied in the following order: (a) to the extent the Contingent Payment is on account of a sale of a Mesa ASF Furnace, the royalty payment due under the ASF License Agreement; (b) the payable due under the Cost Sharing Agreement from and after the Approval Date (to be calculated in accordance with the Cost Sharing Agreement as amended by the First Amendment to the Cost Sharing Agreement); and (c) the amortization of the Contingent Note. 4.3 Pre-Approval Order Proceeds. Any proceeds that have been received by GT Hong Kong on account of the sale of ASF Furnaces since the Petition Date but prior to the Approval Date shall be treated in accordance with this Intercompany Settlement Agreement as if received following entry of the Approval Order. 4.4 Poly/DSS License Agreement and Services Agreements. From and after entry of the Approval Order, GT Hong Kong will perform its ongoing obligations to make payment to GTAT Corp. as and when due for payments contemplated by the Poly/DSS License Agreement (as amended) and the Services Agreements (as amended). 5. INTERCOMPANY SALES AGREEMENT 5.1 Concurrently with entry into this Intercompany Settlement Agreement, GTAT Corp., GT SPE, and GT Hong Kong shall enter into that certain Intercompany Sales Agreement, substantially in the form attached hereto as Exhibit I (the “Intercompany Sales Agreement”).

6 6. CHAPTER 11 MATTERS 6.1 Professional Fees. From and after entry of the Approval Order, GT Hong Kong shall reimburse GTAT Corp. for 15% of the chapter 11 professional fees incurred in these cases, within 3 business days of the Debtors’ payment thereof to the professionals and notice to GT Hong Kong. For the avoidance of doubt, except as provided in this Intercompany Settlement Agreement: (i) GTAT Corp. and GT Hong Kong shall each remain fully responsible for paying their respective direct and ordinary administrative costs incurred in their chapter 11 cases; and (ii) following emergence from chapter 11, GTAT Corp. and GT Hong Kong shall each remain fully responsible for paying their respective direct and ordinary expenses. 6.2 Chapter 11 Plan. The Parties agree that (i) the Priority Note will be ascribed the value of the amount outstanding under such note (including accrued interest) for plan distribution purposes and (ii) the Parties will not take the position that the Contingent Note should not be valued for plan distribution purposes. The amounts set forth in this Intercompany Settlement Agreement shall not be subject to impairment in a plan of reorganization for GTAT Corp. or GT Hong Kong, except in the case that substantive consolidation is ordered and then only to the extent that such court order provides for such impairment; provided, however, for the avoidance of doubt, that nothing in this Intercompany Settlement Agreement, the Approval Order, or any of the documents entered into in connection herewith shall prevent any party from raising any arguments (other than any arguments that the asserted claims and liabilities resolved by the Intercompany Settlement Agreement should not have been settled in the amounts set forth in such agreement and its exhibits) regarding the value of the Contingent Note being other than the face value of the Contingent Note for plan distribution purposes. Notwithstanding the amendments to the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, the 2010 Service Agreement, and the 2011 Services Agreement as provided for in Section 3.1 of this Intercompany Settlement Agreement, for purposes of plan value allocation, such agreements shall be presumed to be renewed. 6.3 Pledge of Priority Note and Contingent Note. Subject to entry of the Approval Order and the order approving DIP Financing (as defined below), GTAT Corp. will pledge the Priority Note and Contingent Note as security for GTAT Corp.’s obligations under the DIP Financing. “DIP Financing” means the debtor in possession financing to be provided by certain holders of the 3.00% Senior Convertible Notes due 2017 and 3.00% Senior Convertible Notes issued by GT Parent. 7. MISCELLANEOUS 7.1 Apple Repayment Amount. GTAT Corp. will pay the Apple Repayment Amount (as defined in the Apple Settlement Agreement) for each ASF Furnace sold by GT Hong Kong, and will benefit from the release of a lien on a Mesa ASF Furnace (as defined in the Apple Settlement Agreement). GT Hong Kong shall have no liability to GTAT Corp. for any portion of the Apple Repayment Amount.

7 7.2 Intellectual Property. Attached hereto as Exhibit J is a chart summarizing the intellectual property of the Debtors with focus on the rights in such intellectual property of GTAT Corp and/or GT Hong Kong, as the case may be. To the extent intellectual property owned by either GTAT Corp. or GT Hong Kong (or their respective subsidiaries) is not subject to a license agreement currently, and future sales requiring a license become likely, the Parties’ expectation is that GTAT Corp. and GT Hong Kong will enter into a customary license agreement on terms mutually satisfactory to GTAT Corp. and GT Hong Kong, with the reasonable consent of the lenders under the DIP Financing (to the extent required under the DIP Financing) if there are still outstanding obligations under the DIP Financing at the time. 7.3 No Third-Party Beneficiaries. This Intercompany Settlement Agreement is for the sole benefit of the Parties and their respective successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit, or remedy of any nature whatsoever. 7.4 No Waiver. The Parties do not waive or release any claims except to the extent specifically agreed to in this Intercompany Settlement Agreement, including, but not limited to, any value received by GTAT Corp. from GT Hong Kong’s subsidiaries. For the avoidance of doubt, the Parties acknowledge and agree that as of the date hereof, other than as addressed by this Intercompany Settlement Agreement, there are no outstanding claims between and among them under the Prepetition Intercompany Agreements. 7.5 Modifications. No term or provision of this Intercompany Settlement Agreement may be amended or waived except in writing signed by the Parties that are to be affected by such amendment or waiver. 7.6 Entire Agreement. This Intercompany Settlement Agreement (including the exhibits hereto), constitutes the entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. 7.7 Governing Law; Submission to Jurisdiction. This Intercompany Settlement Agreement and all of the rights of the Parties arising out of or related to the transactions that are the subject hereof shall be governed by and construed in accordance with the laws of the State of New Hampshire, USA. All actions and proceedings arising out of or relating to this Intercompany Settlement Agreement shall be heard and determined in the Bankruptcy Court, or if the Bankruptcy Court no longer has jurisdiction or abstains, then in the state courts of New Hampshire sitting in Manchester or, to the extent subject matter jurisdiction exists therefor, the United States District Court for the District of New Hampshire, and the Parties irrevocably submit to the exclusive jurisdiction of such courts in respect of any such actions or proceedings. <Signature Pages to Follow>

Exhibits A Priority Note B Debenture C First Amendment to ASF License Agreement D First Amendment to Cost Sharing Agreement E Second Amendment to Poly/DSS License Agreement F First Amendment to 2010 Services Agreement G First Amendment to 2011 Services Agreement H Contingent Note I Intercompany Sales Agreement J Intellectual Property

Exhibit A Priority Note

EXECUTION VERSION PRIORITY NOTE $22,500,000.00 July 20, 2015 For value received, GT Advanced Technologies Limited (“GT Hong Kong” or “Maker”), a Hong Kong limited liability company, hereby promises to pay to GTAT Corporation, a Delaware corporation (“GTAT Corp.” and, together with any transferee permitted under the terms hereof, “Holder”), no event later than the Maturity Date (as defined herein), the principal amount of $22,500,000.00, together with interest thereon calculated in accordance with the provisions of this promissory note (as amended, restated, supplemented, or otherwise modified from time to time, the “Note”). 1. Definitions. 1.1 “2010 Services Agreement” means that certain Management and Administrative Services Agreement, effective as of July 5, 2010, between GTAT Corp. and GT Hong Kong, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2010), dated as of July 20, 2015. 1.2 “2011 Services Agreement” means that certain Management and Administrative Services Agreement, effective as of April 3, 2011, between GTAT Corp. and GT Hong Kong, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015. 1.3 “ASF Furnaces” means advanced sapphire furnaces. 1.4 “ASF License Agreement” means that certain License Agreement, by and between GTAT Corp. and GT Hong Kong, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for the Fiscal Year Ended March 31, 2012, issued January 21, 2013, and as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015. 1.5 “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. 1.6 “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York. 1.7 “Chapter 11 Cases” means the voluntary chapter 11 bankruptcy cases initiated by GT Advanced Technologies Inc. and its affiliated debtors in the Court, which are jointly administered under Case No. 14-11916-HJB. 1.8 “Contingent Note” means that certain Contingent Note made by GT Hong Kong in favor of GTAT Corp. of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time).

2 1.9 “Cost Sharing Agreement” means that certain Agreement for Sharing Development Costs, by and between GTAT Corp. and GT Hong Kong, effective as of April 1, 2011, as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015. 1.10 “Court” means the United States Bankruptcy Court for the District of New Hampshire. 1.11 “Debenture” means that certain Debenture between GT Hong Kong, GTAT Corp., and GT SPE, dated as of July 20, 2015. 1.12 “Debtors” means GT Advanced Technologies Inc. and its affiliated debtors in the Chapter 11 Cases. 1.13 “DIP Financing” means the debtor in possession financing to be provided by certain holders of the 3.00% Senior Convertible Notes due 2017 and 3.00% Senior Convertible Notes issued by GT Advanced Technologies Inc. 1.14 “Dollars” or “$” means United States dollars. 1.15 “Event of Default” has the meaning set forth in Section 7.1 hereof. 1.16 “GT SPE” means GT Advanced Equipment Holding LLC. 1.17 “Intercompany Settlement Agreement” means that certain Intercompany Settlement Agreement, dated July 20, 2015, by and among GTAT Corp., GT Hong Kong, and GT SPE. 1.18 “Intercompany Sales Agreement” means that certain Intercompany Sales Agreement, dated July 20, 2015, by and among GTAT Corp., GT Hong Kong, and GT SPE. 1.19 “Maturity Date” means the earlier of the (i) date on which an Event of Default occurs and (ii) date that is two years from the date hereof. 1.20 “Obligations” means all principal, interest, fees (if any), charges, expenses, attorneys’ fees, and any other sum chargeable to Maker under this Note. 1.21 “Poly/DSS License Agreement” means that certain License Agreement, by and between GTAT Corp. and GT Hong Kong, effective as of July 5, 2010, as amended by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013), and as further amended by that certain First Amendment to Poly/DSS License Agreement, dated as of July 20, 2015. 1.22 “Priority Note Collateral” means all of GT Hong Kong’s assets, whether consisting of real, personal, tangible, or intangible property (including 100% of the outstanding share of capital stock of any subsidiaries of GT Hong Kong and any and all intercompany claims

3 and receivables, whether arising prior to the date hereof or thereafter) and, in each case, the proceeds of any of the foregoing. 2. Interest. The Note shall bear interest on the outstanding principal amount thereof at a rate per annum equal to 12.5%, to be paid in kind on a monthly basis; provided that any such interest paid in kind shall accrue and be capitalized and be added to the aggregate principal balance of this Note in arrears on a monthly basis. 3. Payment of Principal and Interest on Note. 3.1 Payment on Maturity Date. On the Maturity Date, Maker shall pay, in cash, the outstanding principal and accrued interest on this Note. 3.2 No Amortization. This Note shall not amortize prior to the Maturity Date. 3.3 No Prepayment. This Note may not be voluntarily prepaid prior to the Maturity Date. 4. Treatment of Note; Set-Off; Taxes. 4.1 The Obligations incurred under this Note shall be treated as allowed administrative expense claims under sections 503(b) and 507(a)(2) of the Bankruptcy Code against Maker in the Chapter 11 Cases, which allowed claim shall not be subject to setoff or recoupment. 4.2 All payments to be made to Holder under this Note shall be made free and clear of and (save as required by law) without any deduction for or on account of any tax, withholding, charges, set-off or counterclaim (except for any income or profit tax). If Maker is required by law to make a deduction or withholding (except for any income or profit tax) from any payment made under this Note, then the sum payable by Maker in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding (including any deduction or withholding applicable to additional sums payable under this Section 4.2), Holder receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or been required to be made. If Maker makes any payment under this Note in respect of which it is required by law to make any deduction or withholding (except for any income or profit tax), then it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to Holder, within thirty (30) calendar days after it has made such payment to the applicable authority, an original receipt or other appropriate evidence issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment. 4.3 For the avoidance of doubt, Holder shall have full recourse to Maker for the outstanding amount of the Obligations.

4 5. Covenants 5.1 Total cash disbursements made by GT Hong Kong, excluding, without duplication, (i) cash expenditures with respect to fully executed purchase orders that will be accounted for as costs of goods sold when revenue is recognized, provided, that for cash expenditures beginning on July 1, 2015, such expenditures related to each fully executed purchase order shall not exceed the total revenue to be recognized over the life of the applicable fully executed purchase order (irrespective of any required revenue deferrals), (ii) payments to GTAT Corp. and any cash withholding taxes related to such payments that are royalty payments, (iii) costs related directly to the shipping and installation of sold ASF Furnaces and sold furnace components (including cash taxes related directly to such shipping and installation), (iv) costs related directly to seed purchases pursuant to the Seed Agreement (as defined in the Debtors’ motion, dated March 30, 2015 [Docket No. 1544]), and (v) payments of certain amounts to Kerry Logistics in accordance with the Stipulation and Agreed Order entered by the Bankruptcy Court [Docket No. 1668], shall not exceed (a) $4.5 million in Q3 fiscal year 2015 (commencing July 5, 2015 and ending September 26, 2015), (b) $3.75 million in Q4 fiscal year 2015 (commencing September 27, 2015 and ending December 31, 2015), and (c) $2.50 million per every fiscal quarter thereafter (Q1 fiscal year 2016 commencing January 1, 2016 and ending April 2, 2016 and Q2 fiscal year 2016 commencing April 3, 2016 and ending July 2, 2016). 5.2 GT Hong Kong shall provide monthly cash reports to GTAT Corp. with copies to the legal and financial advisors of GTAT Corp., GT SPE, the lenders under the DIP Financing, and the official committee of unsecured creditors appointed in the Chapter 11 Cases. 6. Security Interest 6.1 Maker hereby grants to Holder a first priority security interest in the Priority Note Collateral to secure all of Maker’s Obligations. Maker hereby authorizes Holder to file financing statements describing the Priority Note Collateral and to take any and all other steps necessary or advisable to perfect or protect such security interest. 6.2 To secure all of Maker’ Obligations, Maker also grants to Holder a floating charge in the Priority Note Collateral, pursuant to the Debenture; provided, however, that nothing in the Debenture shall be deemed or interpreted to modify the rights set forth in this Note. 6.3 The security interest securing this Note shall be (i) senior to the security interest securing the Contingent Note and (ii) senior to the security interest securing the Intercompany Sales Agreement. 6.4 Maker agrees to execute any further documents, and to take any further actions, reasonably requested by Holder to evidence or perfect the security interests granted under this Article 6, to maintain the perfection and priority of these security interests, or to effectuate the rights granted to Holder in this Article 6.

5 7. Events of Default. 7.1 Definition. For purposes of this Note, an “Event of Default” shall be deemed to have occurred if: (a) Maker fails to pay at the Maturity Date the full amount of principal payment and interest then accrued on this Note; (b) An Event of Default has occurred under the Contingent Note; (c) GT Hong Kong is in material breach of any of its obligations under this Note (other than the failure to pay at the Maturity Date the full amount of principal and interest then accrued on this Note), the Intercompany Settlement Agreement, the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, the 2010 Services Agreement, or the 2011 Services Agreement, and such breach is not cured within 10 days after GTAT Corp. provided notice of such breach to GT Hong Kong; (d) GTAT Corp. and its direct and indirect subsidiaries organized in the United States have less than $22,500,000 in unrestricted cash; (e) The Bankruptcy Court enters an order authorizing the sale of all or substantially all assets of GTAT Corp. at a time when the DIP Financing will not have been repaid in full on or before consummation of such a sale; or (f) The Chapter 11 Case of either GTAT Corp. or GT Hong Kong is converted to a case under chapter 7 of the Bankruptcy Code. 7.2 Consequences of Events of Default. (a) If an Event of Default has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of Holder, and Maker shall immediately pay to Holder all amounts due and payable with respect to this Note. (b) If an Event of Default has occurred, Holder may pursue any and all remedies available at law (including, but not limited to, those available under the provisions of the New York Uniform Commercial Code and those set forth in the Debenture) or in equity to enforce the security interests granted hereunder by Maker to Holder, including, without limitation: (i) file suit and obtain judgment and, in conjunction with any action, seek any ancillary remedies provided by law, including levy of attachment and garnishment, (ii) demand that Maker make the Priority Note Collateral available to Holder as it may direct (and Maker hereby agrees to comply with such demand), and

6 (iii) with or without taking possession, sell, lease, or otherwise dispose of the Priority Note Collateral at public or private sale in accordance with the New York Uniform Commercial Code, which remedies may be pursued separately, successively, or simultaneously. (c) Holder shall also have any other rights that Holder may have been afforded under any contract or agreement at any time and any other rights that Holder may have pursuant to applicable law. (d) Maker hereby waives diligence, presentment, protest and demand, and notice of protest and demand, dishonor, and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that Holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Maker hereunder. (e) The rights and remedies of Holder under this Note are cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the New York Uniform Commercial Code, by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election, or acquiescence by it. 8. Attorney’s Fees. Maker agrees to pay or reimburse upon demand Holder for all of its reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred in connection with the enforcement of Maker’s Obligations or the exercise of any rights or remedies hereunder or under applicable law, including, without limitation, the exercise of rights and remedies with respect to the Priority Note Collateral. 9. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and Maker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Maker has obtained the written consent of Holder of this Note. 10. Assignment and Transfer. Holder may assign at any time (or grant a participation interest at any time in) this Note to any of its affiliates, any financial institutions, or any other person (including upon enforcement of rights by any secured creditor of the Holder), in which event, the assignee shall have, to the extent of such assignment, the same rights and benefits as it would if it were Holder, except as otherwise provided by the terms of such assignment or participation. 11. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Maker for cancellation and shall not be reissued. 12. Payments. All payments to be made to Holder shall be made in the lawful money of the United States of America in immediately available funds.

7 13. Place of Payment. Payments of principal and interest shall be delivered to Holder at such address as is specified by prior written notice by Holder. 14. Governing Law. All questions concerning the construction, validity, and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. 15. Loss, Theft, Destruction, or Mutilation of Note. Upon receipt by Maker of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, and, in case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to Maker or, in case of mutilation, upon surrendering this Note for cancellation, and upon reimbursement to Maker of all reasonable expenses incidental thereto, Maker will make and deliver a new note of like tenor in lieu of this Note. Any note made and delivered in accordance with the provisions of this paragraph shall be dated as of the date hereof. 16. Waiver of Presentment, Demand, and Dishonor. Maker hereby waives presentment for payment, protest, demand, notice of protest, notice of nonpayment, and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption, or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including, but not limited to, exemptions provided by or allowed under the Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals, and modifications hereof. 17. Usury Laws. It is the intention of the Maker and Holder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter constructed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an Event of Default or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall, at the option of Holder, either be rebated to Maker or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to Maker. The aggregate amount of all interest (whether designated as interest, service charges, points, or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to Maker. 18. Waiver of Jury Trial; Consent to Jurisdiction. Maker (and, by virtue of its acceptance hereof, Holder) hereby irrevocably waive all right to trial by jury in any litigation, action, proceeding, cross-claim, or counterclaim in any court (whether based on contract, tort, or

8 otherwise) arising out of, relating to, or in connection with (a) this Note or the validity, performance, interpretation, collection, or enforcement hereof or (b) the actions of such party in the negotiation, authorization, execution, delivery, administration, performance, or enforcement hereof. Maker (and, by virtue of its acceptance hereof, Holder) further hereby waive any right of offset or right to interpose any counterclaim in any such action, except for compulsory counterclaims. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Bankruptcy Court, or if the Bankruptcy Court no longer has jurisdiction or abstains, then in the state courts of New York sitting in New York City in the Borough of Manhattan or, to the extent subject matter jurisdiction exists therefor, the United States District Court for the Southern District of New York, and the Maker and Holder irrevocably submit to the exclusive jurisdiction of such courts in respect of any such actions or proceedings. [Remainder of Page Intentionally Left Blank]

Exhibit B Debenture

EXECUTION VERSION DATED JULY 20, 2015 GT ADVANCED TECHNOLOGIES LIMITED AS COMPANY GTAT CORPORATION AS PRIORITY CHARGEE GTAT CORPORATION AS CONTINGENT CHARGEE AND GTAT CORPORATION AND GTAT ADVANCED EQUIPMENT HOLDING LLC AS INTERCOMPANY SALES CHARGEES DEBENTURE

CONTENTS Clause Page 1.  Definitions and Interpretation ........................................................................................ 1  2.  Covenant to Pay ............................................................................................................. 5  3.  Priority Note Floating Charge ........................................................................................ 6  4.  Contingent Note Floating Charge .................................................................................. 6  5.  Intercompany Sales Floating Charges ........................................................................... 6  6.  Crystallisation of Floating Charge ................................................................................. 6  7.  Perfection of Security .................................................................................................... 7  8.  Further Assurance .......................................................................................................... 8  9.  Negative Pledge and Disposals ...................................................................................... 8  10.  General Undertakings .................................................................................................... 8  11.  Enforcement of Security ................................................................................................ 9  12.  Powers of Sale................................................................................................................ 9  13.  Appointment of Receiver or Administrator ................................................................. 10  14.  Powers of Receiver ...................................................................................................... 11  15.  Priority and Application of Monies ............................................................................. 14  16.  Receipt and Protection of Purchasers .......................................................................... 15  17.  Power of Attorney ........................................................................................................ 16  18.  Representations ............................................................................................................ 16  19.  Effectiveness of Security ............................................................................................. 17  20.  Release of Security ...................................................................................................... 19  21.  Subsequent and Prior Security Interests ...................................................................... 22  22.  Currency Conversion ................................................................................................... 22  23.  Stamp taxes .................................................................................................................. 22  24.  Discretion and Delegation ............................................................................................ 22  25.  Set-off .......................................................................................................................... 23  26.  Changes to Parties ........................................................................................................ 23  27.  Amendments and Waivers ........................................................................................... 24  28.  Third Party Rights ........................................................................................................ 24  29.  Counterparts ................................................................................................................. 24  30.  Governing Law ............................................................................................................ 24  31.  Jurisdiction ................................................................................................................... 24

- 1 - THIS DEBENTURE is made on July 20, 2015 BY: (1) GT ADVANCED TECHNOLOGIES LIMITED, a private company limited by shares incorporated in Hong Kong with company registration number 1371858 whose registered office is at 13/F, Tower 2, The Gateway, Harbour City, 25 Canton Road, Twimshatsui, Kowloon, Hong Kong (the "Company"); (2) GTAT CORPORATION, a Delaware corporation, in its capacity as chargee under the Priority Note (as defined below) (the "Priority Chargee", which expression shall include its successors, assigns and transferees); (3) GTAT CORPORATION, a Delaware corporation, in its capacity as chargee under the Contingent Note (as defined below) (the "Contingent Chargee", which expression shall include its successors, assigns and transferees); (4) GTAT CORPORATION, a Delaware corporation, in its capacity as chargee under the Intercompany Sales Agreement (as defined below) ("GTAT" or an "Intercompany Sales Chargee", which expression shall include its successors, assigns and transferees); and (5) GTAT ADVANCED EQUIPMENT HOLDING LLC as chargee under the Intercompany Sales Agreement (as defined below) ("GTE" or an "Intercompany Sales Chargee", which expression shall include its successors, assigns and transferees and together with GTAT Corporation in its capacity as Intercompany Sales Chargee, the "Intercompany Sales Chargees" and together with the Priority Chargee and the Contingent Chargee, the "Chargees”). NOW THIS DEBENTURE WITNESSES as follows: 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions Unless otherwise defined in this Debenture or unless the context otherwise requires, terms and expressions defined in or construed for the purposes of the Intercompany Sales Agreement shall bear the same meanings when used herein. In addition: "Accounts” has the meaning given to that term in the Intercompany Sales Agreement. "ASF Furnaces” has the meaning given to that term in the Intercompany Sales Agreement. "ASF Furnace Sales" has the meaning given to that term in the Contingent Note. "Charged ASF Proceeds" means: (i) 100 per cent. of the amount of proceeds from ASF Furnace Sales received by the Company and owed to GTAT Corporation pursuant to the terms of the Intercompany Settlement Agreement;

- 2 - (ii) 100 per cent. of the amount of proceeds from ASF Furnace Sales received by the Company and owed to GTE pursuant to the terms of the Intercompany Settlement Agreement; and (iii) 50 per cent. of the amount of proceeds from ASF Furnace Sales retained by the Company, provided that an aggregate amount in respect of (i), (ii) and (iii) above equal to US$10,000,000 shall not constitute Charged ASF Proceeds and shall not be subject to the Security constituted by this Debenture. "Charged Property" means all the assets and undertaking of the Company (including without limitation the Charged ASF Proceeds, the GTAT Collateral, and the GTE Collateral) which from time to time are the subject of the Security created or expressed to be created in favour of the Chargees by or pursuant to this Debenture. "Collateral Rights" means all rights, powers and remedies of the Chargees provided by or pursuant to this Debenture or by law. "Company Chapter 11 Case" means the Chapter 11 case of the Company pending in the United States Bankruptcy Court for the District of New Hampshire (Case No. 14- 11920-HJB). "Contingent Note" means the US$130,000,000 note dated on or about the date of this Debenture and issued by the Company in favour of the Contingent Chargee. "Contingent Note Floating Charge" has the meaning given to that term in Clause 4.1 (Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of the Contingent Chargee as security for the payment and discharge of the Secured Obligations, by way of floating charge, the Charged ASF Proceeds and all Related Rights in relation thereto (the "Contingent Note Floating Charge").). "Event of Default" has, in respect of each Secured Document, the meaning given to it in that Secured Document. "Existing Account Charge" means the charge over account dated 6 November 2013 and made between the Company as chargor and the Existing Chargee. "Existing Chargee" means Bank of America, National Association. "GTAT Collateral" means: (a) all present and future Accounts of the Company in any way related to Intercompany Sales of ASF Furnaces by GTAT to the Company, or to which the proceeds of any such Intercompany Sales are at any time credited; (b) all present and future Letter-of-Credit Rights of the Company in any way related to ASF Furnaces that are or were the subject of Intercompany Sales by GTAT to the Company;

- 3 - (c) all present and future rights of the Company in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT to the Company; (d) all present and future rights and remedies (including without limitation any rights of reclamation, replevin or recovery, any mechanic’s liens or other liens, any rights of set-off and all other rights or remedies) of the Company, in each case, in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT to the Company; (e) all present and future rights of the Company in any deposits in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTAT to the Company; and (f) all present and future rights of the Company in respect of returned goods arising in relation to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT to the Company. "GTE Collateral" means: (a) all present and future Accounts of the Company in any way related to Intercompany Sales of ASF Furnaces by GTE to the Company, or to which the proceeds of any such Intercompany Sales are at any time credited; (b) all present and future Letter-of-Credit Rights of the Company in any way related to ASF Furnaces that are or were the subject of Intercompany Sales by GTE to the Company; (c) all present and future rights of the Company in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTE to the Company; (d) all present and future rights and remedies (including without limitation any rights of reclamation, replevin or recovery, any mechanic’s liens or other liens, any rights of set-off and all other rights or remedies) of the Company, in each case, in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTE to the Company; (e) all present and future rights of the Company in any deposits in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTE to the Company; (f) all present and future rights of the Company in respect of returned goods arising in relation to ASF Furnaces that are or were the subject of Intercompany Sales made by GTE to the Company. "Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China.

- 4 - "Intercompany Sales" has the meaning given to that term in the Intercompany Sales Agreement. "Intercompany Sales Agreement" means the intercompany sales agreement dated on or about the date of this Debenture and made between the Company and the Intercompany Sales Chargees. "Intercompany Sales Floating Charges" has the meaning given to that term in Clause 5.1 (5.1). "Letter-of-Credit Rights" has the meaning given to that term in the Intercompany Sales Agreement. "Priority Note" means the US$22,500,000 note dated on or about the date of this Debenture and issued by the Company in favour of the Priority Chargee. "Priority Note Floating Charge" has the meaning given to that term in Clause 3 (Priority Note Floating Charge). "Receiver" means a receiver or receiver and manager or an administrative receiver of the whole or any part of the Charged Property and that term will include any appointee made under a joint and/or several appointment. "Related Rights" means, in relation to any asset: (a) the proceeds of sale of any part of that asset; (b) all rights under any licence, agreement for sale, lease or other disposal in respect of that asset; (c) all rights, powers, benefits, claims, contracts, warranties, remedies, security, guarantees, indemnities or covenants for title in respect of that asset; (d) any moneys and proceeds paid or payable in respect of that asset; and (e) (in the case where such asset comprises any share, equity interest or other security) all dividends, distributions, interest and monies payable in respect thereof and any rights, assets, shares and/or securities deriving therefrom or accruing thereto whether by way of redemption, bonus, preference, option, substitution, conversion, compensation or otherwise. "Secured Documents" means each of the Priority Note, the Contingent Note and the Intercompany Sales Agreement. "Secured Obligations" means all present and future obligations and liabilities (whether actual or contingent and owed in any capacity whatsoever) of the Company to each Chargee under each Secured Document. "Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

- 5 - "Supporting Obligations" has the meaning given to that term in the Intercompany Sales Agreement. "US$" means U.S. Dollars, the lawful currency of the United States of America. 1.2 Construction In this Debenture: 1.2.1 any reference to: (a) the "Company", the "Priority Chargee", the "Contingent Chargee", any "Intercompany Sales Chargee", any "Chargee" or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Secured Documents or this Debenture; (b) a "Secured Document" or any other agreement or instrument is a reference to that Secured Document or other agreement or instrument as amended, novated, supplemented, extended or restated; (c) a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality); (d) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; (e) a provision of law is a reference to that provision as amended or re- enacted; and (f) a time of day is a reference to Hong Kong time; and 1.2.2 save where the context otherwise requires, references in this Debenture to any Clause or Schedule shall be to a clause or schedule contained in this Debenture. 2. COVENANT TO PAY The Company hereby covenants with each Chargee that it shall on demand of any Chargee discharge all Secured Obligations on their due date in accordance with their terms provided that neither such covenant nor the Security constituted by this Debenture shall extend to or include any liability or sum that would, but for this proviso, cause such covenant or security to be unlawful or prohibited by any applicable law.

- 6 - 3. PRIORITY NOTE FLOATING CHARGE Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of the Priority Chargee as security for the payment and discharge of the Secured Obligations, by way of first floating charge, all present and future assets (including without limitation any real, personal, tangible or intangible property and any and all intercompany claims and receivables) and undertaking of the Company and all Related Rights in relation thereto (the "Priority Note Floating Charge"). 4. CONTINGENT NOTE FLOATING CHARGE 4.1 Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of the Contingent Chargee as security for the payment and discharge of the Secured Obligations, by way of floating charge, the Charged ASF Proceeds and all Related Rights in relation thereto (the "Contingent Note Floating Charge"). 4.2 The Contingent Note Floating Charge shall be deferred in point of priority to the Priority Note Floating Charge. 5. INTERCOMPANY SALES FLOATING CHARGES 5.1 Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of: 5.1.1 GTAT, as security for the payment and discharge of the Secured Obligations, by way of floating charge, the GTAT Collateral; and 5.1.2 GTE, as security for the payment and discharge of the Secured Obligations, by way of floating charge, the GTE Collateral, and (in each case) all Related Rights in relation thereto (the "Intercompany Sales Floating Charges"). 5.2 The Intercompany Sales Floating Charges shall be deferred in point of priority to (i) the Priority Note Floating Charge and (ii) the Contingent Note Floating Charge. 6. CRYSTALLISATION OF FLOATING CHARGE 6.1 Crystallisation: By Notice Each Chargee may at any time by notice in writing to the Company convert any floating charge created under this Debenture with immediate effect into a fixed charge as regards any property or assets specified in the notice if: 6.1.1 an Event of Default has occurred and is continuing under the applicable Secured Document; or 6.1.2 such Chargee reasonably considers that any of the Charged Property may be in jeopardy or in danger of being seized or sold pursuant to any form of legal process; or

- 7 - 6.1.3 such Chargee reasonably considers that it is desirable in order to protect the priority of the Security constituted by this Debenture. 6.2 Crystallisation: Automatic Notwithstanding Clause 6.1 (Crystallisation: By Notice) and without prejudice to any law which may have a similar effect, any floating charge created by this Debenture will automatically be converted (without notice) with immediate effect into a fixed charge as regards all the assets subject to the floating charge if: 6.2.1 the Company creates or attempts to create any Security (other than Security that is permitted under this Debenture or any Secured Document) over any of the Charged Property; or 6.2.2 any person levies or attempts to levy any distress, execution or other process against any of the Charged Property; or 6.2.3 a petition is presented for the compulsory winding-up of the Company; or 6.2.4 a meeting is convened for the passing of a resolution for the voluntary winding-up of the Company; or 6.2.5 an application is presented or made for a warrant of execution, writ of fieri facias, garnishee order or charging order in respect of any of the assets of the Company; or 6.2.6 a resolution is passed or an order is made for the winding-up, dissolution, administration or re-organisation of the Company or any provisional liquidator or liquidator is appointed to or in respect of the Company; or 6.2.7 any event occurs under the laws of any jurisdiction having a similar or analogous effect to any of those events referred to in sub-clauses 6.2.3 to 6.2.6; or 6.2.8 the Existing Chargee enforces or takes any steps with a view towards enforcing, the Security created under or pursuant to the Existing Account Charge, provided that no crystallisation shall occur under this Clause 6.2 in connection with a plan of reorganization in the Company Chapter 11 Case. 7. PERFECTION OF SECURITY The Company shall, as soon as practicable but in any event within ten days of the date of this Debenture, submit the specified particulars of the Security created under this Debenture for registration with the Hong Kong Companies Registry in accordance with the relevant laws and regulations of Hong Kong, and promptly upon such registration having been completed, deliver evidence thereof to each Chargee.

- 8 - 8. FURTHER ASSURANCE 8.1 Further Assurance: General 8.1.1 The Company shall promptly at its own cost do all such acts and/or execute all such documents (including without limitation assignments, transfers, mortgages, charges, notices and instructions) as each Chargee may reasonably specify (and in such form as such Chargee may reasonably require in favour of such Chargee or its nominee(s)): (a) to perfect the Security created or intended to be created in respect of the Charged Property (which may include, without limitation, the execution by the Company of a mortgage, charge or assignment over all or any of the assets constituting, or intended to constitute, any part of Charged Property) or for the exercise of the Collateral Rights; (b) to confer on each Chargee security over any property and assets of the Company located in any jurisdiction outside Hong Kong equivalent or similar to the Security intended to be conferred by or pursuant to this Debenture; and/or (c) to facilitate the realisation of the Charged Property. 8.2 Necessary Action The Company shall from time to time take all such action (whether or not requested to do so by any Chargee) as is or shall be available to it (including without limitation obtaining and/or effecting all authorisations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any security conferred or intended to be conferred on the Chargees by or pursuant to this Debenture. 8.3 Implied Covenants for Title The obligations of the Company under this Debenture shall be in addition to any covenants for title deemed to be included in this Debenture under the Conveyancing and Property Ordinance (Cap. 219) and/or general law. 9. NEGATIVE PLEDGE AND DISPOSALS 9.1 Negative Pledge The Company undertakes that it shall not, at any time during the subsistence of this Debenture, create or permit to subsist any Security over all or any part of the Charged Property, except for the Security constituted by this Debenture and the Existing Account Charge. 10. GENERAL UNDERTAKINGS 10.1 Information and Access The Company shall from time to time on request of each Chargee, furnish such Chargee with such information as the Company may reasonably require about the

- 9 - Company's business and affairs, the Charged Property, the Existing Account Charge and/or the Company's compliance with the terms of this Debenture and the Company shall permit each Chargee, its representatives, professional advisers and contractors, free access at all reasonable times and on reasonable notice to (a) inspect and take copies and extracts from the books, accounts and records of the Company and (b) to view the Charged Property or any part thereof (without becoming liable as mortgagee in possession). 11. ENFORCEMENT OF SECURITY 11.1 Enforcement Upon and after the occurrence of an Event of Default or if the Company requests any Chargee to exercise any of its powers under this Debenture or if any event described in any of Clauses 6.2.1 to 6.2.8 occurs, the Security created by or pursuant to this Debenture is immediately enforceable and each Chargee may, without notice to the Company or prior authorisation from any court, in its absolute discretion: 11.1.1 enforce all or any part of such security (at the times, in the manner and on the terms it thinks fit) and take possession of and hold or dispose of all or any part of the Charged Property; and 11.1.2 whether or not it has appointed a Receiver, exercise all or any of the powers, authorities and discretions conferred by the Conveyancing and Property Ordinance (Cap. 219) (as varied or extended by this Debenture) on mortgagees and by this Debenture on any Receiver or otherwise conferred by law on mortgagees and/or Receivers. 11.2 No Liability as Mortgagee in Possession Neither any Chargee nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Charged Property or be liable for any loss upon realisation or for any neglect, default or omission in connection with the Charged Property to which a mortgagee or a mortgagee in possession might otherwise be liable. 12. POWERS OF SALE 12.1 Extension of Powers The power of sale or other disposal conferred on each Chargee and on any Receiver by this Debenture shall operate as a variation and extension of the statutory power of sale under Sections 51 and 53 of the Conveyancing and Property Ordinance (Cap. 219) and such power shall arise (and the Secured Obligations shall be deemed due and payable for that purpose) on execution of this Debenture. 12.2 Restrictions The restrictions contained in paragraph 11 of the Fourth Schedule to the Conveyancing and Property Ordinance (Cap. 219) shall not apply to this Debenture or to the exercise by any Chargee of its right to consolidate all or any of the Security created by or pursuant to this Debenture with any other security in existence at any time or to its

- 10 - power of sale, which powers may be exercised by any Chargee without notice to the Company on or at any time after the occurrence of an Event of Default or any of the events described in any of Clauses 6.2.1 to 6.2.8. Any restrictions on the consolidation of security shall be excluded to the fullest extent permitted by law. 13. APPOINTMENT OF RECEIVER OR ADMINISTRATOR 13.1 Appointment and Removal Upon and after the occurrence of an Event of Default or if requested to do so by the Company or if any of the events described in any of Clauses 6.2.1 to 6.2.86.2.7 occur, each Chargee may by deed or otherwise (acting through an authorised officer of such Chargee), without prior notice to the Company: 13.1.1 appoint one or more persons to be a Receiver of the whole or any part of the Charged Property; 13.1.2 appoint two or more Receivers of separate parts of the Charged Property; 13.1.3 remove (so far as it is lawfully able) any Receiver so appointed; and/or 13.1.4 appoint another person(s) as an additional or replacement Receiver(s). 13.2 Capacity of Receivers Each person appointed to be a Receiver pursuant to Clause 13.1 (Appointment and Removal) shall be: 13.2.1 entitled to act individually or together with any other person appointed or substituted as Receiver; 13.2.2 for all purposes deemed to be the agent of the Company which shall be solely responsible for his acts, defaults and liabilities and for the payment of his remuneration and no Receiver shall at any time act as agent for any Chargee; and 13.2.3 entitled to remuneration for his services at a rate to be fixed by any Chargee from time to time. 13.3 Statutory Powers of Appointment The powers of appointment of a Receiver herein contained shall be in addition to all statutory and other powers of appointment of the Chargees under the Conveyancing and Property Ordinance (Cap. 219) (as varied and extended by this Debenture) or otherwise and such powers shall remain exercisable from time to time by the Chargees in respect of all or any part of the Charged Property.

- 11 - 14. POWERS OF RECEIVER 14.1 Powers of Receiver Every Receiver shall (subject to any restrictions in the instrument appointing him but notwithstanding any winding-up or dissolution of the Company) have and be entitled to exercise, in relation to the Charged Property (and any assets of the Company which, when got in, would be Charged Property) or that part thereof in respect of which he was appointed, and as varied and extended by the provisions of this Debenture (in the name of or on behalf of the Company or in his own name and, in each case, at the cost of the Company): 14.1.1 all the powers conferred by the Conveyancing and Property Ordinance (Cap. 219) on mortgagors and on mortgagees in possession and on receivers appointed under that Ordinance; 14.1.2 all the powers and rights of an absolute owner and power to do or omit to do anything which the Company itself could do or omit to do; and 14.1.3 the power to do all things (including without limitation bringing or defending proceedings in the name or on behalf of the Company) which seem to the Receiver to be incidental or conducive to (a) any of the functions, powers, authorities or discretions conferred on or vested in him or (b) the exercise of any Collateral Rights (including without limitation realisation of all or any part of the Charged Property) or (c) bringing to his hands any assets of the Company forming, or which when got in would be, part of the Charged Property. 14.2 Additional Powers of Receiver In addition to and without prejudice to the generality of the foregoing, every Receiver shall (subject to any limitations or restrictions expressed in the instrument appointing him but notwithstanding any winding-up or dissolution of the Company) have the following powers in relation to the Charged Property (and any assets of the Company which, when got in, would be part of the Charged Property) in respect of which he was appointed (and every reference in this Clause 14.2 to the "Charged Property" shall be read as a reference to that part of the Charged Property in respect of which such Receiver was appointed): 14.2.1 Take Possession power to enter upon, take immediate possession of, collect and get in the Charged Property including without limitation rents and other income whether accrued before or after the date of his appointment and for that purpose to make, or to require the directors of the Company to make, calls conditionally or unconditionally upon the holders of the Company's share capital in respect of any such capital of the Company which remains uncalled and to enforce payment of calls so made and any previous unpaid calls by taking proceedings in the name of the Company or in his own name;

- 12 - 14.2.2 Proceedings and Claims power to bring, prosecute, enforce, defend and abandon applications, claims, disputes, actions, suits and proceedings in connection with the business of the Company or all or any part of the Charged Property or the Debenture in the name of the Company or in his own name and to submit to arbitration, negotiate, compromise and settle any such applications, claims, disputes, actions, suits or proceedings and in addition to take or defend proceedings for the compulsory winding-up of the Company and proceedings for directions under Section 255 of the Companies Ordinance (Cap. 32); 14.2.3 Carry on Business power to carry on and manage, or concur in the carrying on and management of or to appoint a manager of, the whole or any part of the Company's business in such manner as he shall in his absolute discretion think fit including without limitation the power to enter into any contract or arrangement and to perform, repudiate, rescind or vary any contract to which the Company is a party and power to supervise, control and finance any subsidiary of the Company or any other body corporate (including without limitation any referred to in Clause 14.2.6 below) and its business and the conduct thereof and to change the situation of the registered office of the Company or any such subsidiary or other body corporate; 14.2.4 Deal with Charged Property without the need to observe the restrictions imposed by paragraph 11 of the Fourth Schedule to the Conveyancing and Property Ordinance (Cap. 219), power, in relation to the Charged Property and each and every part thereof, to sell, transfer, convey, grant or accept surrenders of leases, vary, terminate or surrender leases, grant, vary or terminate licences or rights of user (in each case with or without consideration) or concur in any of the foregoing by the Company or any other receiver or manager of the Company (including without limitation to or in favour of the Chargees) in such manner and generally on such terms as he thinks fit including without limitation, without the consent of the Company, the severing and separate disposal from the premises to which they were affixed of fixtures and plant and machinery; 14.2.5 Acquisitions power to purchase, lease, hire or otherwise acquire any assets or rights of any description which he shall in his absolute discretion consider necessary or desirable for the carrying on, improvement or realisation of the whole or any part of the Charged Property or the business of the Company or otherwise for the benefit of the whole or any part of the Charged Property; 14.2.6 New Subsidiary power to promote, procure the formation or otherwise acquire the share capital of, any body corporate with a view to such body corporate becoming a subsidiary of the Company or otherwise and purchasing, leasing or otherwise

- 13 - acquiring an interest in the whole or any part of the Charged Property or carrying on any business in succession to the Company or any subsidiary of the Company; 14.2.7 Landlord and Tenant power to make allowances to and re-arrangements with any lessees, tenants or other persons from whom any rents and profits may be receivable (including granting any licences and operating any rent reviews) and to exercise any powers and discretions conferred on a landlord or a tenant by any statutory provision or by general law from time to time in force in relation to all or any part of the Charged Property; 14.2.8 Repairs, etc. power to undertake, effect or complete any work of repair, refurbishment, decoration, modification, building, improvement or development of all or any part of the Charged Property as he may think expedient and to apply for and obtain any planning permissions, building regulation approvals and any other permissions, consents or licences in each case as he may in his absolute discretion think fit and to acquire (or acquire an interest in) any such property as he may think expedient; 14.2.9 Insurance power to effect, maintain or renew indemnity and other insurances and to obtain bonds and performance guarantees; 14.2.10 Employment power to employ, engage, dismiss or vary the terms of employment or engagement of such employees, workmen, servants, officers, managers, agents and advisers on such terms as to remuneration and otherwise as he shall think fit including without limitation power to engage his own firm in the conduct of the receivership; 14.2.11 Borrowing power to raise or borrow money from any Chargee or any other person to rank either in priority to the security constituted by this Debenture or any part of it or otherwise and with or without a mortgage or charge on the Charged Property or any part of it on such terms as he shall in his absolute discretion think fit (and no person lending such money shall be concerned to see or enquire as to the propriety or purpose of the exercise of such power or the application of money so raised or borrowed); 14.2.12 Redemption of Security power to redeem, discharge or compromise any security whether or not having priority to the security constituted by this Debenture or any part of it;

- 14 - 14.2.13 Covenants, Guarantees and Indemnities power to enter into bonds, covenants, guarantees, commitments, indemnities and other obligations or liabilities as he shall think fit, to make all payments needed to effect, maintain or satisfy such obligations or liabilities and to use the company seal of the Company; and 14.2.14 Exercise of Powers in Company's Name power to exercise any or all of the above powers on behalf of and in the name of the Company (notwithstanding any winding-up or dissolution of the Company) or on his own behalf. 14.3 Terms of Disposition In making any sale or other disposal of all or any part of the Charged Property or any acquisition in the exercise of their respective powers (including without limitation a disposal by a Receiver to any subsidiary of the Company or other body corporate as is referred to in Clause 14.2.6), a Receiver or any Chargee may accept or dispose of as, and by way of consideration for, such sale or other disposal or acquisition, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may, if thought expedient by the Receiver or any Chargee, be nil or may be payable or receivable in a lump sum or by instalments. Any contract for any such sale, disposal or acquisition by the Receiver or any Chargee may contain conditions excluding or restricting the personal liability of the Receiver or such Chargee. 15. PRIORITY AND APPLICATION OF MONIES 15.1 Security Each Chargee agrees that the Security constituted by this Debenture shall rank and secure the following liabilities of the Company (but only to the extent that such Security is expressed to secure those liabilities of the Company) in the following order: 15.1.1 first, the liabilities of the Company under the Priority Note; 15.1.2 second, (a) with respect to the Charged ASF Proceeds, the liabilities of the Company under the Contingent Note and (b) with respect to the GTAT Collateral and the GTE Collateral other than the Charged ASF Property, the liabilities of the Company under the Intercompany Sales Agreement; and 15.1.3 third, with respect to the GTAT Collateral and the GTE Collateral that is also Charged ASF Property, the liabilities of the Company under the Intercompany Sales Agreement.

- 15 - 15.2 Payments under Secured Documents The Company may make payments of the Secured Obligations at any time in accordance with the terms of the Secured Documents, and each Chargee may receive any such payments made in accordance with the terms of the Secured Documents. 15.3 Application of Monies Save as made under Clause 15.2 (Payments under Secured Documents) or as otherwise expressly provided in this Debenture, all monies received or recovered by any Chargee under this Debenture (whether as a result of the enforcement of the Security constituted by this Debenture or otherwise) shall (by way of variation of the Conveyancing and Property Ordinance (Cap. 219)) be applied: 15.3.1 first, in the payment of the costs, charges and expenses incurred and payments made by any Receiver, the payment of his remuneration and the discharge of any liabilities incurred by such Receiver in, or incidental to, the exercise of any of his powers; 15.3.2 second, in the payment and satisfaction in full of the obligations of the Company under the Priority Note; 15.3.3 third, to the extent such monies are received or recovered on account of the Charged ASF Proceeds, in the payment and satisfaction in full of the obligations of the Company under the Contingent Note; and 15.3.4 fourth, to the extent such monies are received or recovered on account of the GTAT Collateral or the GTE Collateral, in the payment and satisfaction in full of the obligations of the Company under the Intercompany Sales Agreement. 15.4 Turnover by Chargees If at any time prior to the release of the Security constituted by this Debenture pursuant to Section 20 (Release of Security), any Chargee receives or recovers any payment from the Company which is not made pursuant to Clause 15.2 (Payments under Secured Documents) or Clause 15.3 (Application of Monies), such Chargee shall promptly notify each other Chargee of such receipt or recovery and apply the full amount of such receipt or recovery in the order set out in Clause 15.3 (Application of Monies). 15.5 Application by Company Any application under this Clause 15 shall override any application by the Company. 16. RECEIPT AND PROTECTION OF PURCHASERS 16.1 Receipt and Consideration The receipt of any Chargee or any Receiver shall be conclusive discharge to a purchaser of any part of the Charged Property from such Chargee or such Receiver and in making any sale or disposal of any part of the Charged Property or making any

- 16 - acquisition, any Chargee or any Receiver may do so for such consideration, in such manner and on such terms as it thinks fit. 16.2 Protection of Purchasers No purchaser or other person dealing with any Chargee or any Receiver shall be bound to inquire whether the right of such Chargee or such Receiver to exercise any of its powers has arisen or become exercisable or be concerned with any propriety or regularity on the part of such Chargee or such Receiver in such dealings. The protection given to purchasers from a mortgagee in Sections 52 and 55 of the Conveyancing and Property Ordinance (Cap. 219) shall apply equally to purchaser(s) and other person(s) dealing with any Chargee or any Receiver. 17. POWER OF ATTORNEY 17.1 Appointment and Powers The Company by way of security irrevocably (within the meaning of Section 4 of the Powers of Attorney Ordinance (Cap. 31)) appoints each Chargee and any Receiver severally to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things which such Chargee or such Receiver may consider to be necessary for: 17.1.1 carrying out any obligation imposed on the Company by this Debenture or any other agreement binding on the Company to which such Chargee is party (including without limitation the execution and delivery of any deeds, charges, assignments or other security and any transfers of the Charged Property or any part thereof); and 17.1.2 enabling such Chargee and any Receiver to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Debenture or by law (including, without limitation, upon or after the occurrence of an Event of Default, the exercise of any right of a legal or beneficial owner of the Charged Property or any part thereof). 17.2 Ratification The Company shall ratify and confirm all things done and all documents executed by any attorney in the exercise or purported exercise of all or any of his powers. 18. REPRESENTATIONS The Company makes the representations and warranties set out in this Clause 18 with respect to itself and the Charged Property to each Chargee on the date of this Debenture. 18.1 Nature of Security This Debenture creates the Security it purports to create and is not liable to be amended, avoided or otherwise set aside on its liquidation or otherwise.

- 17 - 18.2 Ranking of Security The Security created by this Debenture has the ranking it is expressed to have in this Debenture and (other than as provided in this Debenture, any Secured Document and the Existing Account Charge) is not subject to any prior ranking or pari passu ranking Security Interest. 19. EFFECTIVENESS OF SECURITY 19.1 Continuing Security The Security created by or pursuant to this Debenture shall remain in full force and effect as a continuing security for the Secured Obligations unless and until discharged by the Chargees. No part of the Security from time to time intended to be constituted by this Debenture will be considered satisfied or discharged by any intermediate payment, discharge or satisfaction of the whole or any part of the Secured Obligations. 19.2 Cumulative Rights The Security created by this Debenture and the Collateral Rights shall be cumulative, in addition to and independent of every other Security which the Chargees may at any time hold for any or all of the Secured Obligations or any rights, powers and remedies provided by law. No prior security held by the Chargees over the whole or any part of the Charged Property shall merge into the Security constituted by this Debenture. 19.3 Company's Obligations None of the obligations of the Company under this Debenture or the Collateral Rights shall be affected by an act, omission, matter, thing or event which, but for this Clause 19.3, would reduce, release or prejudice any of its obligations under this Debenture including (without limitation and whether or not known to it or to any Chargee): 19.3.1 the winding-up, dissolution, administration, reorganisation, death, insolvency, incapacity or bankruptcy of the Company or any other person or any change in its status, function, control or ownership; 19.3.2 any of the obligations of the Company or any other person under any Secured Document, or under any other security relating to any Secured Document being or becoming illegal, invalid, unenforceable or ineffective in any respect; 19.3.3 any time, waiver or consent granted to, or composition with, the Company or other person; 19.3.4 the release of the Company or any other person under the terms of any composition or arrangement with any creditor; 19.3.5 the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Company or other person or any non-presentation or non-

- 18 - observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security; 19.3.6 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Company or any other person; 19.3.7 any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Secured Document or any other document or security or of the Secured Obligations; 19.3.8 any unenforceability, illegality or invalidity of any obligation of any person under any Secured Document or any other document or security; 19.3.9 any insolvency or similar proceedings; 19.3.10 any claims or set-off right that the Company may have; or 19.3.11 any law, regulation or decree or order of any jurisdiction affecting the Company or any other person. 19.4 Remedies and Waivers No failure on the part of any Chargee to exercise, or any delay on its part in exercising, any Collateral Right shall operate as a waiver thereof or constitute an election to affirm this Debenture. No election by any Chargee to affirm this Debenture shall be effective unless it is in writing. No single or partial exercise of any Collateral Right shall preclude any further or other exercise of that or any other Collateral Right. 19.5 No Liability None of any Chargee, its nominee(s) or any Receiver shall be liable by reason of (a) taking any action permitted by this Debenture or (b) any neglect or default in connection with all or any part of the Charged Property or (c) taking possession of or realising all or any part of the Charged Property, except in the case of gross negligence or wilful default upon its part (as finally judicially determined). 19.6 Partial Invalidity If, at any time, any provision of this Debenture is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Debenture under such laws nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby and, if any part of the security intended to be created by or pursuant to this Debenture is invalid, unenforceable or ineffective for any reason, that shall not affect or impair any other part of that security.

- 19 - 19.7 Variation of Conveyancing and Property Ordinance (Cap. 219) The covenants implied under section 35 of, and the powers implied under section 51(1) of, and (subject to the provisions of this Debenture) the provisions of the Fourth Schedule to, the Conveyancing and Property Ordinance (Cap. 219) of the Laws of Hong Kong are varied and extended by this Debenture so that such covenants, powers and provisions shall take effect in relation to: 19.7.1 the creation (whether by assignment, charge or otherwise) of each and every element of any security constituted under or pursuant to this Debenture; and 19.7.2 each and every item of the Charged Property (whether mortgaged land or other assets of any kind). 19.8 No Prior Demand No Chargee shall be obliged to make any demand of or enforce any rights or claim against any person, to take any action or obtain judgment in any court against any person or to make or file any proof or claim in a liquidation, bankruptcy or insolvency of any person or to enforce or seek to enforce any other security in respect of any or all of the Secured Obligations before exercising any Collateral Right. 19.9 Settlement conditional Any settlement, discharge or release hereunder in relation to the Company or all or any part of the Charged Property shall be conditional upon no security or payment by the Company to, or recovery from the Company by, any Chargee being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application or any similar event or for any other reason and shall in the event of any such avoidance or reduction or similar event be void. 20. RELEASE OF SECURITY 20.1 Redemption of Security 20.1.1 At the time when the Priority Chargee confirms that (i) all Secured Obligations under the Priority Note have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Company under or in connection with the Priority Note have been irrevocably paid in full and (iii) the Company is not under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Priority Chargee under the Priority Note, the Priority Chargee shall, at the request (with reasonable notice) and cost of the Company, release and cancel the Priority Note Floating Charge and procure the reassignment to the Company of the property and assets assigned to the Priority Chargee pursuant to the Priority Note Floating Charge (to the extent not otherwise sold, assigned or otherwise disposed of or applied in accordance with this Debenture), subject to Clause 20.2 (Avoidance of Payments) and 19.9 (Settlement conditional) and without recourse to, or any representation or warranty by, any Chargee or any of its nominees, and provided that:

- 20 - (a) such release, cancellation and reassignment shall not in any way be deemed to constitute a release, cancellation or reassignment (or any other discharge) of the Security constituted by this Debenture in favour of the Contingent Chargee and the Intercompany Sales Chargees (including the Contingent Note Floating Charge and the Intercompany Sales Floating Charges); and (b) the Company hereby irrevocably agrees that, at the time at which the Priority Chargee grants any release, cancellation or reassignment under this Clause 20.1.1, the Company shall enter into a deed of confirmation (in a form acceptable to the Contingent Chargee and the Intercompany Sales Chargees) which confirms that notwithstanding any such release, cancellation or reassignment, the Security constituted by this Debenture in favour of the Contingent Chargee and the Intercompany Sales Chargees (including the Contingent Note Floating Charge and the Intercompany Sales Floating Charges) shall continue in full force and effect until such Security is released pursuant to Clause 20.1.2 or 20.1.3 (as applicable). 20.1.2 At the time when the Contingent Chargee confirms that (i) all Secured Obligations under the Contingent Note have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Company under or in connection with the Contingent Note have been irrevocably paid in full and (iii) the Company is not under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Contingent Chargee under the Contingent Note, the Contingent Chargee shall, at the request (with reasonable notice) and cost of the Company, release and cancel the Contingent Note Floating Charge and procure the reassignment to the Company of the property and assets assigned to the Contingent Chargee pursuant to the Contingent Note Floating Charge (to the extent not otherwise sold, assigned or otherwise disposed of or applied in accordance with this Debenture), subject to Clause 20.2 (Avoidance of Payments) and 19.9 (Settlement conditional) and without recourse to, or any representation or warranty by, any Chargee or any of its nominees, and provided that: (a) such release, cancellation and reassignment shall not in any way be deemed to constitute a release, cancellation or reassignment (or any other discharge) of the Security constituted by this Debenture in favour of the Priority Chargee and the Intercompany Sales Chargees (including the Priority Note Floating Charge and the Intercompany Sales Floating Charges); and (b) the Company hereby irrevocably agrees that, at the time at which the Contingent Chargee grants any release, cancellation or reassignment under this Clause 20.1.1, the Company shall enter into a deed of confirmation (in a form acceptable to the Priority Chargee and the Intercompany Sales Chargees) which confirms that notwithstanding any such release, cancellation or reassignment, the Security constituted by this Debenture in favour of the Priority Chargee and the Intercompany Sales Chargees (including the Priority Note Floating Charge and the Intercompany Sales Floating Charges) shall continue in

- 21 - full force and effect until such Security is released pursuant to Clause 20.1.2 or 20.1.3 (as applicable). 20.1.3 At the time when the Intercompany Sales Chargees confirm that (i) all Secured Obligations under the Intercompany Sales Agreement have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Company under or in connection with the Intercompany Sales Agreement have been irrevocably paid in full and (iii) the Company is not under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Intercompany Sales Chargees under the Intercompany Sales Agreement, the Intercompany Sales Chargees shall, at the request (with reasonable notice) and cost of the Company, release and cancel the Intercompany Sales Floating Charges and procure the reassignment to the Company of the property and assets assigned to the Intercompany Sales Chargees pursuant to the Intercompany Sales Floating Charges (to the extent not otherwise sold, assigned or otherwise disposed of or applied in accordance with this Debenture), subject to Clause 20.2 (Avoidance of Payments) and 19.9 (Settlement conditional) and without recourse to, or any representation or warranty by, any Chargee or any of its nominees, and provided that: (a) such release, cancellation and reassignment shall not in any way be deemed to constitute a release, cancellation or reassignment (or any other discharge) of the Security constituted by this Debenture in favour of the Priority Chargee and the Contingent Chargee (including the Priority Note Floating Charge and the Contingent Note Floating Charge); and (b) the Company hereby irrevocably agrees that, at the time at which the Contingent Chargee grants any release, cancellation or reassignment under this Clause 20.1.1, the Company shall enter into a deed of confirmation (in a form acceptable to the Priority Chargee and the Contingent Chargee) which confirms that notwithstanding any such release, cancellation or reassignment, the Security constituted by this Debenture in favour of the Priority Chargee and the Contingent Chargee (including the Priority Note Floating Charge and the Contingent Note Floating Charge) shall continue in full force and effect until such Security is released pursuant to Clause 20.1.2 or 20.1.3 (as applicable). 20.2 Avoidance of Payments If any Chargee considers that any amount paid or credited to or recovered by such Chargee by or from the Company is capable of being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws, the liability of the Company under this Debenture and the security constituted by this Debenture shall continue and such amount shall not be considered to have been irrevocably paid.

- 22 - 21. SUBSEQUENT AND PRIOR SECURITY INTERESTS 21.1 Subsequent security interests If any Chargee at any time receives or is deemed to have received notice of any subsequent Security or other interest affecting all or any part of the Charged Property or any assignment or transfer of the Charged Property which is prohibited by the terms of this Debenture, each payment thereafter by or on behalf of the Company to each Chargee shall be treated as having been credited to a new account of the Chargee receiving such payment and not as having been applied in reduction of the Secured Obligations as at the time when (or at any time after) such Chargee received such notice of such subsequent Security or other interest or such assignment or transfer. 21.2 Prior security interests In the event of any action, proceeding or step being taken to exercise any powers or remedies conferred by any prior ranking Security or upon the exercise by any Chargee or any Receiver of any power of sale under this Debenture or any Collateral Right, any Chargee may redeem any prior ranking Security over or affecting any Charged Property or procure the transfer of any such prior ranking Security to itself. Any Chargee may settle and agree the accounts of the beneficiary of any such prior Security and any accounts so settled and agreed will be conclusive and binding on the Company. All principal, interest, costs, charges, expenses and/or other amounts relating to and/or incidental to any such redemption or transfer shall be paid by the Company to such Chargee upon demand. 22. CURRENCY CONVERSION For the purpose of or pending the discharge of any of the Secured Obligations each Chargee may convert any money received, recovered or realised or subject to application by it under this Debenture from one currency to another, as such Chargee may think fit, and any such conversion shall be effected at such rate of exchange as may be available to such Chargee for the time being for obtaining such other currency with such first-mentioned currency. 23. STAMP TAXES The Company shall pay all stamp, registration and other taxes to which this Debenture, the Security contemplated in this Debenture and/or any judgment given in connection with this Debenture is, or at any time may be, subject and shall, from time to time, indemnify each Chargee on demand against any liabilities, costs, claims and/or expenses resulting from any failure to pay or delay in paying any such tax. 24. DISCRETION AND DELEGATION 24.1 Discretion Any liberty or power which may be exercised or any determination which may be made under this Debenture by any Chargee or any Receiver may (subject to the terms of this Debenture) be exercised or made in its absolute and unfettered discretion without any obligation to give reasons.

- 23 - 24.2 Delegation Each of any Chargee and any Receiver shall have full power to delegate (either generally or specifically) the powers, authorities and discretions conferred on it by this Debenture (including without limitation the power of attorney under Clause 17 (Power of Attorney)) on such terms and conditions as it shall see fit which delegation shall not preclude any subsequent exercise, any subsequent delegation or any revocation of such power, authority or discretion by any Chargee or any Receiver. 25. SET-OFF Each Chargee may set off any matured obligation due from the Company under any or all of the Secured Documents (to the extent beneficially owned by such Chargee) against any matured obligation owed by such Chargee to the Company, regardless of the place of payment, booking branch or currency of either obligation. If such obligations are in different currencies, such Chargee may convert either obligation at a market rate of exchange in its usual course of business for the purpose of such set- off. 26. CHANGES TO PARTIES 26.1 Successors This Debenture shall be binding upon and inure to the benefit of each party hereto and its and/or any subsequent successors and permitted assigns and transferees. Without prejudice to the foregoing, this Debenture shall remain in effect despite any amalgamation or merger (however effected) relating to any Chargee; and references to any Chargee herein shall be deemed to include any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of such Chargee under this Debenture or to which, under such laws, those rights and obligations have been transferred. 26.2 Assignment and Transfer by Chargees Each Chargee may: 26.2.1 assign all or any of its rights under this Debenture; and 26.2.2 transfer all or any of its obligations (if any) under this Debenture, to any person in accordance with the provisions of the Secured Documents. Upon such assignment and transfer taking effect, the assignee or transferee (as applicable) shall acquire an interest in this Debenture. 26.3 No assignment or transfer by Company The Company may not assign or transfer any or all of its rights (if any) and/or obligations under this Debenture.

- 24 - 27. AMENDMENTS AND WAIVERS Any provision of this Debenture may be amended or waived only by agreement in writing between the Company and each Chargee. 28. THIRD PARTY RIGHTS A person who is not a party to this Debenture has no right under the Contracts (Rights of Third Parties) Ordinance (Cap. 623) to enforce or enjoy the benefit of any term of this Debenture. 29. COUNTERPARTS This Debenture may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. 30. GOVERNING LAW This Debenture is governed by the laws of Hong Kong. 31. JURISDICTION 31.1 Hong Kong Courts The courts of Hong Kong have exclusive jurisdiction to settle any dispute (a "Dispute") arising out of, or connected with this Debenture (including a dispute regarding the existence, validity or termination of this Debenture or the consequences of its nullity). 31.2 Convenient Forum The parties hereto agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary. 31.3 Exclusive Jurisdiction This Clause 31 (Jurisdiction) is for the benefit of the Chargees only. As a result and notwithstanding Clause 31.1 (Hong Kong Courts), nothing herein shall prevent any Chargee from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law any Chargee may take concurrent proceedings in any number of jurisdictions. 31.4 Waiver of immunity The Company waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of: (a) the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and/or

- 25 - (b) the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues. IN WITNESS WHEREOF this Debenture has been executed as a deed by the Company and each Chargee and is intended to be and is hereby delivered by each Chargee and the Company as a deed on the date specified above.

Exhibit C First Amendment to ASF License Agreement

EXECUTION VERSION FIRST AMENDMENT TO ASF LICENSE AGREEMENT This First Amendment (the “First Amendment”), dated as of July 20, 2015, to the License Agreement, effective as of April 1, 2011 (as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013, the “ASF License Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“GT”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“GT HK” and, together with GT, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the ASF License Agreement. RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), GT, GT HK, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, the “Debtors”) filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, under the ASF License Agreement, GT granted GT HK, among other things, the exclusive right and license (without reservation of right to GT) to make, have made, assemble, have assembled, use, sell, and/or import advanced sapphire furnaces (“ASF Furnaces”) in all countries outside of the United States; WHEREAS, GT and GT HK are parties to that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”) pursuant to which GT and GT HK agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement (such improvements, the “Improvements”); WHEREAS, under the Cost Sharing Agreement, GT and GT HK each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import, copy, display, create derivative works, or otherwise exploit the Improvements within each party’s respective territory; WHEREAS, GT and GT HK are also parties to (a) that certain License Agreement, effective as of July 5, 2010 (as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013, the “Poly/DSS License Agreement”), (b) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”), and (c) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”).).

2 WHEREAS, GT and GT SPE collectively own more than 2,100 ASF Furnaces, and GT HK owns approximately 240 ASF Furnaces; WHEREAS, GT asserts that (a) it did not provide the most recent version of 165 kg ASF Furnace technology to GT HK prior to the Petition Date and (b) even if it has a legal obligation to provide such technology to GT HK, GT HK must first pay its share of the development costs for such technology under the Cost Sharing Agreement; WHEREAS, under the current structure of the ASF License Agreement and the Cost Sharing Agreement, GT, GT SPE, and GT HK require each other’s cooperation in order to sell any of their ASF Furnaces outside of the United States; WHEREAS, following extensive good faith, arm’s-length negotiations among GT, GT SPE, GT HK, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, GT, GT SPE, and GT HK have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, GT and GT HK each desire to assume the ASF License Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, GT HK’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements; WHEREAS, under the Intercompany Settlement Agreement, GT HK has agreed to issue to GT that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by GT against GT HK; and WHEREAS, in connection with the Intercompany Settlement Agreement, GT, GT SPE, and GT HK have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of ASF Furnaces by GT and GT SPE to GT HK. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO ASF LICENSE AGREEMENT 1.1 Section 9.1 of the ASF License Agreement is hereby deleted in its entirety and inserted in place thereof shall be the new Section 9.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full

3 (including all interest accrued thereupon), unless terminated pursuant to this Article IX; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of GT and GT HK may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following new Sections 9.2 (vii), (viii), and (ix) shall be added at the end of Section 9.2 of the ASF License Agreement: (vii) GT HK is in breach of its obligation to pay royalty under Article III of this Agreement and such failure to pay is not cured within 10 days after GT provided notice of such non-payment to GT HK. (viii) An Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note. (ix) GT HK is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (d) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after GT provided notice of such breach to GT HK. 1.3 For sales of ASF Furnaces by GT HK occurring from and after the date the Bankruptcy Court approves the Intercompany Settlement Agreement (such date, the “Approval Date”), and until the Contingent Note has been repaid in full, including all interest accrued thereupon, the payment of a royalty by GT HK to GT under the ASF License Agreement shall be made as follows: (i) Notwithstanding anything to the contrary in the ASF License Agreement, with respect to the sale of any ASF Furnaces owned by GT or GT SPE as of the date hereof, royalties shall be paid by application of the Contingent Payment (as defined in the Intercompany Settlement Agreement) in accordance with the Intercompany Settlement Agreement. (ii) With respect to the sale of any ASF Furnaces owned by GT HK as of the date hereof, royalties shall be due and payable by GT HK in accordance with Article III of the ASF License Agreement and the Parties’ practices prior to the Petition Date. 1.4 Following payment in full of the Contingent Note, for sales of ASF Furnaces (whether owned by GT, GT SPE, or GT HK as of the date hereof), GT HK shall resume

4 performance under the ASF License Agreement, without taking into account Section 1.3 of this First Amendment, and make payments thereunder in accordance with the terms of the ASF License Agreement and the Parties’ practices prior to the Petition Date. 1.5 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the ASF License Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the ASF License Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of the State of New Hampshire, USA, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]

Exhibit D First Amendment to Cost Sharing Agreement

EXECUTION VERSION FIRST AMENDMENT TO COST SHARING AGREEMENT This First Amendment (the “First Amendment”), dated as of July 20, 2015, to the Agreement for Sharing Development Costs, effective as of April 1, 2011 (the “Cost Sharing Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“Party 1”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“Party 2” and, together with Party 1, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the Cost Sharing Agreement. RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), Party 1, Party 2, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, the “Debtors”) filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, Party 1 and Party 2 are parties to that certain License Agreement, effective as of April 1, 2011 (as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013, the “ASF License Agreement”); WHEREAS, under the ASF License Agreement, Party 1 granted Party 2, among other things, the exclusive right and license (without reservation of right to Party 1) to make, have made, assemble, have assembled, use, sell, and/or import advanced sapphire furnaces (“ASF Furnaces”) in all countries outside of the United States; WHEREAS, under the Cost Sharing Agreement, Party 1 and Party 2 agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement; WHEREAS, under the Cost Sharing Agreement, Party 1 and Party 2 each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import, copy, display, create derivative works, or otherwise exploit the Developed Intangibles within each party’s respective territory; WHEREAS, Party 1 and Party 2 are also parties to (a) that certain License Agreement, effective as of July 5, 2010 (as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013, the “Poly/DSS License Agreement”), (b) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”), and (c) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”).

2 WHEREAS, Party 1 and GT SPE collectively own more than 2,100 ASF Furnaces, and Party 2 owns approximately 240 ASF Furnaces; WHEREAS, Party 1 asserts that (a) it did not provide the most recent version of 165 kg ASF Furnace technology to Party 2 prior to the Petition Date and (b) even if it has a legal obligation to provide such technology to Party 2, Party 2 must first pay its share of the development costs for such technology under the Cost Sharing Agreement; WHEREAS, under the current structure of the ASF License Agreement and the Cost Sharing Agreement, Party 1, GT SPE, and Party 2 require each other’s cooperation in order to sell any of their ASF Furnaces outside of the United States; WHEREAS, following extensive good faith, arm’s-length negotiations among Party 1, GT SPE, Party 2, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, Party 1, GT SPE, and Party 2 have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, Party 1 and Party 2 each desire to assume the Cost Sharing Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, Party 2’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements; WHEREAS, under the Intercompany Settlement Agreement, Party 2 has agreed to issue to Party 1 that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by Party 1 against Party 2; and WHEREAS, in connection with the Intercompany Settlement Agreement, GT, GT SPE, and GT HK have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of ASF Furnaces by GT and GT SPE to GT HK. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO COST SHARING AGREEMENT 1.1 Section 10.1 of the Cost Sharing Agreement is hereby deleted in its entirety and inserted in place thereof shall be the following new Section 10.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full

3 (including all interest accrued thereupon), unless terminated sooner as hereinafter provided; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of Party 1 and Party 2 may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following new Section 10.7 is hereby added to the Cost Sharing Agreement: Termination After Event of Default Under Priority Note or Contingent Note. This Agreement will terminate if an Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note. 1.3 The following new Section 10.8 is hereby added to the Cost Sharing Agreement: Termination After Material Breach Under ASF License Agreement, DSS/Poly License Agreement, or Intercompany Sales Agreement. This Agreement will terminate if Party 2 is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the ASF License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (d) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after Party 1 provided notice of such breach to Party 2. 1.4 Section 10.5 of the Cost Sharing Agreement is hereby deleted in its entirety and inserted in place thereof shall be the following new Section 10.5: Effect of Termination. Upon any termination under Sections 10.1, 10.2, 10.7, or 10.8, or resulting from Party 2’s default under Section 10.3, all rights of Party 2 in the Developed Intangibles under Section 7.2 shall transfer immediately to Party 1 without requirement of notice or action of any kind, subject to fair compensation for such rights after settlement of other claims or liabilities between the Parties. 1.5 Notwithstanding anything to the contrary in the Cost Sharing Agreement, for Intangible Development Costs incurred pursuant to the Cost Sharing Agreement from and after the date the Bankruptcy Court approves the Intercompany Settlement Agreement (such date, the “Approval Date”), Party 1 and Party 2 shall calculate the amount due under the Cost Sharing Agreement annually. 1.6 Until the Contingent Note has been paid in full, including all interest accrued thereupon, regardless of the tax treatment of the allocation of Intangible Development Costs, Party 2 shall pay its share of Intangible Development Costs solely by application of the

4 Contingent Payment (as defined in Intercompany Settlement Agreement) in accordance with the Intercompany Settlement Agreement. If the full amounts incurred under the Cost Sharing Agreement cannot be paid from the Contingent Payment, then such unpaid amounts will be accrued. 1.7 The amounts accrued under Section 1.6 shall be treated as an administrative expense claim during the chapter 11 case of Party 2 but shall not be paid under a plan of reorganization proposed by the Debtors; instead, the accrued amount will remain an intercompany, unsecured obligation of Party 2 following its emergence from chapter 11 and shall thereafter be treated as an unsecured account payable of reorganized Party 2. 1.8 Following payment in full of the Contingent Note, including all interest accrued thereon, the Parties shall resume performance under the Cost Sharing Agreement, without taking into account Sections 1.5 and 1.6 of this First Amendment, and make payments thereunder in accordance with the terms of the Cost Sharing Agreement and the Parties’ practices prior to the Petition Date. 1.9 As soon as reasonably practicable after the Approval Date, Party 1 shall provide Party 2 with the technology necessary to upgrade Party 2’s ASF Furnaces to produce 165 kg sapphire boules and all further developments under the Cost Sharing Agreement. 1.10 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the Cost Sharing Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the Cost Sharing Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of the State of New Hampshire, USA, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]

Exhibit E Second Amendment to Poly/DSS License Agreement

EXECUTION VERSION SECOND AMENDMENT TO POLY/DSS LICENSE AGREEMENT This Second Amendment (the “Second Amendment”), dated as of July 20, 2015, to the License Agreement, effective as of July 5, 2010 (as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013, the “Poly/DSS License Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“Licensor”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“Licensee” and, together with Licensor, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the Poly/DSS License Agreement. RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), Licensor, Licensee, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, the “Debtors”) filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, under the DSS/Poly License Agreement, Licensor granted Licensee, among other things, a nonexclusive right and license to make, have made, assemble, have assembled, use, sell, and/or import directional solidification systems and reactors for the production of polysilicon in all countries outside of the United States; WHEREAS, Licensor and Licensee are parties to: (a) that certain License Agreement, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”); (c) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement”); and (d) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2011 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, following extensive good faith, arm’s-length negotiations among Licensor, GT SPE, Licensee, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, Licensor, GT SPE, and Licensee have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their advanced sapphire furnaces in the marketplace and the sharing of proceeds from such sales among them;

2 WHEREAS, Licensor and Licensee each desire to assume the Poly/DSS License Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, Licensee’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Poly/DSS License Agreement. WHEREAS, under the Intercompany Settlement Agreement, Licensee has agreed to issue to Licensor that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by Licensor against Licensee; and WHEREAS, in connection with the Intercompany Settlement Agreement, Licensor, GT SPE, and Licensee have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of advanced sapphire furnaces by Licensor and GT SPE to Licensee. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO POLY/DSS LICENSE AGREEMENT 1.1 Section 9.1 of the Poly/DSS License Agreement is hereby deleted in its entirety and inserted in place thereof shall be the new Section 9.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full (including all interest accrued thereupon), unless terminated pursuant to this Article IX; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of Licensor and Licensee may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following new Sections 9.2 (v), (vi), and (vii) shall be added at the end of Section 9.2 of the Poly/DSS License Agreement: (v) Licensee is in breach of its obligation to pay royalty under Article III of this Agreement and such failure to pay is not cured within 10 days after Licensor provided notice of such non-payment to Licensee. (vi) An Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note. (vii) Licensee is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the ASF

3 License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (d) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after Licensor provided notice of such breach to Licensee. 1.3 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the Poly/DSS License Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the Poly/DSS License Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of the State of New Hampshire, USA, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]

Exhibit F First Amendment to 2010 Services Agreement

EXECUTION VERSION FIRST AMENDMENT TO MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (EFFECTIVE AS OF JULY 5, 2010) This First Amendment (the “First Amendment”), dated as of July 20, 2015, to the Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“Provider”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“Recipient” and, together with Provider, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the 2010 Services Agreement. RECITALS WHEREAS, on October 6, 2015, Provider, Recipient, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, Provider and Recipient are parties to: (a) that certain License Agreement, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”); (c) that certain License Agreement, effective as of July 5, 2010, as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013 (the “Poly/DSS License Agreement”); (d) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, following extensive good faith, arm’s-length negotiations among Provider, GT SPE, Recipient, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, Provider, GT SPE, and Recipient have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, Provider and Recipient each desire to assume the 2010 Services Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, Party 2’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements;

2 WHEREAS, under the Intercompany Settlement Agreement, Recipient has agreed to issue to Provider that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by Provider against Recipient; and WHEREAS, in connection with the Intercompany Settlement Agreement, Provider, GT SPE, and Recipient have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of ASF Furnaces by Provider and GT SPE to Recipient. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO 2010 SERVICES AGREEMENT 1.1 Section 2.1 of the 2010 Services Agreement is hereby deleted in its entirety and inserted in place thereof shall be the following new Section 2.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full (including all interest accrued thereupon), unless terminated sooner as hereinafter provided; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of Provider and Recipient may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following provision shall be added to the end of Section 2.2 of the 2010 Services Agreement: In addition, this Agreement will terminate if: (i) an Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note; or (ii) Recipient is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the ASF License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (d) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (e) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after Provider provided notice of such breach to Recipient.

3 1.3 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the 2010 Services Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the 2010 Services Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of Hong Kong, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]

Exhibit G First Amendment to 2011 Services Agreement

EXECUTION VERSION FIRST AMENDMENT TO MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (EFFECTIVE AS OF APRIL 3, 2011) This First Amendment (the “First Amendment”), dated as of July 20, 2015, to the Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“Provider”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“Recipient” and, together with Provider, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the 2011 Services Agreement. RECITALS WHEREAS, on October 6, 2015, Provider, Recipient, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, Provider and Recipient are parties to: (a) that certain License Agreement, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”); (c) that certain License Agreement, effective as of July 5, 2010, as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013 (the “Poly/DSS License Agreement”); (d) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2011 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, following extensive good faith, arm’s-length negotiations among Provider, GT SPE, Recipient, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, Provider, GT SPE, and Recipient have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, Provider and Recipient each desire to assume the 2011 Services Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, Party 2’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements;

2 WHEREAS, under the Intercompany Settlement Agreement, Recipient has agreed to issue to Provider that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by Provider against Recipient; and WHEREAS, in connection with the Intercompany Settlement Agreement, Provider, GT SPE, and Recipient have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of ASF Furnaces by Provider and GT SPE to Recipient. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO 2011 SERVICES AGREEMENT 1.1 Section 2.1 of the 2011 Services Agreement is hereby deleted in its entirety and inserted in place thereof shall be the new Section 2.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full (including all interest accrued thereupon), unless terminated sooner as hereinafter provided; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of Provider and Recipient may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following provision shall be added to the end of Section 2.2 of the 2010 Services Agreement: In addition, this Agreement will terminate if: (i) an Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note; or (ii) Recipient is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the ASF License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (d) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (e) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), or (f) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), and such breach is not cured within 10 days after Provider provided notice of such breach to Recipient.

3 1.3 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the 2011 Services Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the 2011 Services Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of Hong Kong, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]

Exhibit H Contingent Note

EXECUTION VERSION CONTINGENT NOTE $130,000,000.00 July 20, 2015 For value received, GT Advanced Technologies Limited (“GT Hong Kong” or “Maker”), a Hong limited liability company, hereby promises to pay to GTAT Corporation, a Delaware corporation (“GTAT Corp.” and, together with any transferee permitted under the terms hereof, “Holder”), the principal amount of $130,00,000.00, together with interest thereon calculated in accordance with the provisions of this promissory note (as amended, restated, supplemented, or otherwise modified from time to time, the “Note”). 1. Definitions. 1.1 “2010 Services Agreement” means that certain Management and Administrative Services Agreement, effective as of July 5, 2010, between GTAT Corp. and GT Hong Kong, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015. 1.2 “2011 Services Agreement” means that certain Management and Administrative Services Agreement, effective as of April 3, 2011, between GTAT Corp. and GT Hong Kong, as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015. 1.3 “ASF Furnaces” means advanced sapphire furnaces. 1.4 “ASF Furnace Sale” means the sale of any ASF Furnace by GT Hong Kong, regardless of whether such ASF Furnace is or was owned by GTAT Corp., GT Hong Kong, or GT SPE. 1.5 “ASF License Agreement” means that certain License Agreement, by and between GTAT Corp. and GT Hong Kong, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for the Fiscal Year Ended March 31, 2012, issued January 21, 2013, and as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015. 1.6 “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. 1.7 “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York. 1.8 “Chapter 11 Cases” means the voluntary chapter 11 bankruptcy cases initiated by GT Advanced Technologies Inc. and its affiliated debtors in the Court, which are jointly administered under Case No. 14-11916-HJB.

2 1.9 “Contingent Note Collateral” means (i) 100% of the amount of proceeds from ASF Furnace Sales received by GT Hong Kong that is owed to GTAT Corp. under the terms of the Intercompany Settlement Agreement, (ii) 100% of the amount of proceeds from ASF Furnace Sales received by GT Hong Kong that is owed to GT SPE under the terms of the Intercompany Settlement Agreement and (iii) 50% of the amount of proceeds from ASF Furnace Sales retained by GT Hong Kong, and any proceeds of the foregoing; all subject to a carve-out for the benefit of GT Hong Kong of up to $10 million. 1.10 “Contingent Payment” has the meaning set forth in the Intercompany Settlement Agreement. 1.11 “Cost Sharing Agreement” means that certain Agreement for Sharing Development Costs, by and between GTAT Corp. and GT Hong Kong, effective as of April 1, 2011, as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015. 1.12 “Court” means the United States Bankruptcy Court for the District of New Hampshire. 1.13 “Debenture” means that certain Debenture between GT Hong Kong, GTAT Corp., and GT SPE, dated as of July 20, 2015. 1.14 “Debtors” means GT Advanced Technologies Inc. and its affiliated debtors in the Chapter 11 Cases. 1.15 “DIP Financing” means the debtor in possession financing to be provided by certain holders of the 3.00% Senior Convertible Notes due 2017 and 3.00% Senior Convertible Notes issued by GT Advanced Technologies Inc. 1.16 “Dollars” or “$” means United States dollars. 1.17 “Event of Default” has the meaning set forth in Section 7.1 hereof. 1.18 “GT SPE” means GT Advanced Equipment Holding LLC. 1.19 “Intercompany Sales Agreement” means that certain Intercompany Sales Agreement, dated July 20, 2015, by and among GTAT Corp., GT Hong Kong, and GT SPE. 1.20 “Intercompany Settlement Agreement” means that certain Intercompany Settlement Agreement, dated July 20, 2015, by and among GTAT Corp., GT Hong Kong, and GT SPE. 1.21 “Priority Note” means that certain Priority Note made by GT Hong Kong in favor of GTAT Corp. of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time). 1.22 “Obligations” means all principal, interest, fees (if any), charges, expenses, attorneys’ fees, and any other sum chargeable to Maker under this Note.

3 1.23 “Poly/DSS License Agreement” means that certain License Agreement, by and between GTAT Corp. and GT Hong Kong, effective as of July 5, 2010, as amended by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013), and as further amended by that certain First Amendment to Poly/DSS License Agreement, dated as of July 20, 2015. 1.24 “Recourse Sub-Obligation” shall mean $45,000,000.00 of the principal amount of this Note. 2. Interest. The Note shall bear interest on the outstanding principal amount thereof at a rate per annum equal to 12.5%, to be paid in kind on a monthly basis, provided that any such interest paid in kind shall accrue and be capitalized and be added to the aggregate principal balance of this Note in arrears on a monthly basis. 3. Payment of Principal and Interest on Note. 3.1 Scheduled Payments. This Note shall amortize solely by application of the Contingent Payment in accordance with the Intercompany Settlement Agreement. 3.2 Application of Payments. Payments under this Note shall be applied (a) first, to the payment of accrued interest hereunder until all such interest is paid, and (b) second, to the repayment of the principal outstanding hereunder. 4. Treatment of Note; Set-Off; Taxes 4.1 The obligations of GT Hong Kong to pay the Contingent Payments under the Contingent Note when due and payable, shall be treated as allowed administrative expense claims under sections 503(b) and 507(a)(2) of the Bankruptcy Code against GT Hong Kong in the Chapter 11 Cases. The Obligations under the Contingent Note shall not be subject to setoff or recoupment. 4.2 All payments to be made to Holder under this Note shall be made free and clear of and (save as required by law) without any deduction for or on account of any tax, withholding, charges, set-off or counterclaim (except for any income or profit tax). If Maker is required by law to make a deduction or withholding (except for any income or profit tax) from any payment made under this Note, then the sum payable by Maker in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding (including any deduction or withholding applicable to additional sums payable under this Section 4.3), Holder receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or been required to be made. If Maker makes any payment under this Note in respect of which it is required by law to make any deduction or withholding (except for any income or profit tax), then it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to Holder, within thirty (30) calendar days after it has made such payment to the applicable authority, an

4 original receipt or other appropriate evidence issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment. 5. Covenants 5.1 Total cash disbursements made by GT Hong Kong, excluding, without duplication, (i) cash expenditures with respect to fully executed purchase orders that will be accounted for as costs of goods sold when revenue is recognized, provided, that for cash expenditures beginning on July 1, 2015, such expenditures related to each fully executed purchase order shall not exceed the total revenue to be recognized over the life of the applicable fully executed purchase order (irrespective of any required revenue deferrals), (ii) payments to GTAT Corp. and any cash withholding taxes related to such payments that are royalty payments, (iii) costs related directly to the shipping and installation of sold ASF Furnaces and sold furnace components (including cash taxes related directly to such shipping and installation), (iv) costs related directly to seed purchases pursuant to the Seed Agreement (as defined in the Debtors’ motion, dated March 30, 2015 [Docket # 1544]), and (v) payments of certain amounts to Kerry Logistics in accordance with the Stipulation and Agreed Order entered by the Bankruptcy Court [Docket # 1668], shall not exceed (a) $4.5 million in Q3 fiscal year 2015 (commencing July 5, 2015 and ending September 26, 2015), (b) $3.75 million in Q4 fiscal year 2015 (commencing September 27, 2015 and ending December 31, 2015), and (c) $2.50 million per every fiscal quarter thereafter (Q1 fiscal year 2016 commencing January 1, 2016 and ending April 2, 2016 and Q2 fiscal year 2016 commencing April 3, 2016 and ending July 2, 2016). 5.2 GT Hong Kong shall provide monthly cash reports to GTAT Corp. with copies to the legal and financial advisors of GTAT Corp., GT SPE, the lenders under the DIP Financing, and the official committee of unsecured creditors appointed in the Chapter 11 Cases. 6. Security Interest 6.1 Maker hereby grants to Holder a security interest in the Contingent Note Collateral to secure all of Maker’s Obligations. Maker hereby authorizes Holder to file financing statements describing the Contingent Note Collateral and to take any and all other steps necessary or advisable to perfect or protect such security interest. 6.2 To secure all of Maker’ Obligations, Maker also grants to Holder a floating charge in the Contingent Note Collateral, pursuant to the Debenture; provided, however, that nothing in the Debenture shall be deemed or interpreted to modify the rights set forth in this Note. 6.3 The security interest securing this Note shall be (i) junior to the security interest securing the Priority Note and (ii) senior to the security interest securing the Intercompany Sales Agreement. 6.4 Under a plan of reorganization for GT Hong Kong in its Chapter 11 Case, the Recourse Sub-Obligation shall be subject to treatment as a recourse general unsecured claim of GTAT Corp. against GT Hong Kong (which will be reduced dollar-for-dollar by any payments upon this Note).

5 6.5 Maker agrees to execute any further documents, and to take any further actions, reasonably requested by Holder to evidence or perfect the security interests granted under this Article 6, to maintain the perfection and priority of these security interests, or to effectuate the rights granted to Holder in this Article 6. 7. Events of Default. 7.1 Definition. For purposes of this Note, an “Event of Default” shall be deemed to have occurred if: (a) Maker fails to pay when due and payable the full amount of interest then accrued on this Note or the full amount of any principal payment on this Note; (b) An Event of Default has occurred under the Priority Note; (c) GT Hong Kong is in material breach of any of its obligations under this Note (other than the failure to pay when due and payable the full amount of interest then accrued on this note or the full amount of any principal payment on this Note), the Intercompany Settlement Agreement, the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, the 2010 Services Agreement, or the 2011 Services Agreement, and such breach is not cured within 10 days after GTAT Corp. provided notice of such breach to GT Hong Kong; (d) GTAT Corp. and its direct and indirect subsidiaries organized in the United States have less than $22,500,000 in unrestricted cash; (e) The Bankruptcy Court enters an order authorizing the sale of all or substantially all assets of GTAT Corp. at a time when the DIP Financing will not have been repaid in full on or before consummation of such a sale; or (f) The Chapter 11 Case of either GTAT Corp. or GT Hong Kong is converted to a case under chapter 7 of the Bankruptcy Code. 7.2 Consequences of Events of Default. (a) If an Event of Default has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of Holder, and Maker shall immediately pay to Holder all amounts due and payable with respect to this Note. (b) If an Event of Default has occurred, Holder may pursue any and all remedies available at law (including, but not limited to, those available under the provisions of the New York Uniform Commercial Code and those set forth in the Debenture) or in equity to enforce the security interests granted hereunder by Maker to Holder (subject to the carve-out provisions of the Contingent Note Collateral), including, without limitation:

6 (i) file suit and obtain judgment and, in conjunction with any action, seek any ancillary remedies provided by law, including levy of attachment and garnishment, (ii) demand that Maker make the Contingent Note Collateral available to Holder as it may direct (and Maker hereby agrees to comply with such demand), and (iii) with or without taking possession, sell, lease, or otherwise dispose of the Contingent Note Collateral at public or private sale in accordance with the New York Uniform Commercial Code, which remedies may be pursued separately, successively, or simultaneously. (c) Holder shall also have any other rights that Holder may have been afforded under any contract or agreement at any time and any other rights that Holder may have pursuant to applicable law. (d) Maker hereby waives diligence, presentment, protest and demand, and notice of protest and demand, dishonor, and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that Holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Maker hereunder. (e) The rights and remedies of Holder under this Note are cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the New York Uniform Commercial Code, by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election, or acquiescence by it. 8. Attorney’s Fees. Maker agrees to pay or reimburse upon demand Holder for all of its reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred in connection with the enforcement of Maker’s Obligations or the exercise of any rights or remedies hereunder or under applicable law, including, without limitation, the exercise of rights and remedies with respect to the Contingent Note Collateral. 9. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and Maker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Maker has obtained the written consent of Holder of this Note. 10. Assignment and Transfer. Holder may assign at any time (or grant a participation interest at any time in) this Note to any of its affiliates, any financial institutions, or any other person (including upon enforcement of rights by any secured creditor of the Holder), in which event, the assignee shall have, to the extent of such assignment, the same rights and benefits as it would if it were Holder, except as otherwise provided by the terms of such assignment or participation.

7 11. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Maker for cancellation and shall not be reissued. 12. Payments. All payments to be made to Holder shall be made in the lawful money of the United States of America in immediately available funds. 13. Place of Payment. Payments of principal and interest shall be delivered to Holder at such address as is specified by prior written notice by Holder. 14. Governing Law. All questions concerning the construction, validity, and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. 15. Loss, Theft, Destruction, or Mutilation of Note. Upon receipt by Maker of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, and, in case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to Maker or, in case of mutilation, upon surrendering this Note for cancellation, and upon reimbursement to Maker of all reasonable expenses incidental thereto, Maker will make and deliver a new note of like tenor in lieu of this Note. Any note made and delivered in accordance with the provisions of this paragraph shall be dated as of the date hereof. 16. Waiver of Presentment, Demand, and Dishonor. Maker hereby waives presentment for payment, protest, demand, notice of protest, notice of nonpayment, and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption, or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including, but not limited to, exemptions provided by or allowed under the Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals, and modifications hereof. 17. Usury Laws. It is the intention of the Maker and Holder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter constructed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an Event of Default or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall, at the option of Holder, either be rebated to Maker or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to Maker. The aggregate amount of all interest (whether designated as interest, service charges, points, or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess

8 shall be canceled automatically and, if theretofore paid, rebated to Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to Maker. 18. Waiver of Jury Trial; Consent to Jurisdiction. Maker (and, by virtue of its acceptance hereof, Holder) hereby irrevocably waive all right to trial by jury in any litigation, action, proceeding, cross-claim, or counterclaim in any court (whether based on contract, tort, or otherwise) arising out of, relating to, or in connection with (a) this Note or the validity, performance, interpretation, collection, or enforcement hereof or (b) the actions of such party in the negotiation, authorization, execution, delivery, administration, performance, or enforcement hereof. Maker (and, by virtue of its acceptance hereof, Holder) further hereby waive any right of offset or right to interpose any counterclaim in any such action, except for compulsory counterclaims. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Bankruptcy Court, or if the Bankruptcy Court no longer has jurisdiction or abstains, then in the state courts of New York sitting in New York City in the Borough of Manhattan or, to the extent subject matter jurisdiction exists therefor, the United States District Court for the District of New York, and the Maker and Holder irrevocably submit to the exclusive jurisdiction of such courts in respect of any such actions or proceedings. [Remainder of Page Intentionally Left Blank]

Exhibit I Intercompany Sales Agreement

EXECUTION VERSION INTERCOMPANY SALES AGREEMENT This Intercompany Sales Agreement (the “Intercompany Sales Agreement”), dated as of July 20, 2015, is entered into by and among GT Advanced Technologies Limited (“GT Hong Kong”), a Hong Kong limited liability company, GTAT Corporation (“GTAT Corp.”), a Delaware corporation, and GT Advanced Equipment Holding LLC (“GT SPE”), a Delaware limited liability company. GT Hong Kong, GTAT Corp., and GT SPE are referred to herein each as a “Party” and, collectively, as the “Parties.” RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), GTAT Corp., GT Hong Kong, GT SPE, GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, “GTAT” or the “Debtors”) filed chapter 11 cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, GTAT Corp. and GT SPE collectively own more than 2,100 ASF Furnaces (as defined below), and GT Hong Kong owns approximately 240 ASF Furnaces; WHEREAS, GT Hong Kong and GTAT Corp. are parties to: (a) that certain License Agreement, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”); (c) that certain License Agreement, effective as of July 5, 2010, as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013 (the “Poly/DSS License Agreement”); (d) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”); and (e) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, under the ASF License Agreement, GTAT Corp. granted GT Hong Kong, among other things, the exclusive right and license (without reservation of right to GTAT Corp.) to make, have made, assemble, have assembled, use, sell, and/or import ASF Furnaces in all countries outside of the United States; WHEREAS, under the Cost Sharing Agreement, (a) GTAT Corp. and GT Hong Kong agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement (such improvements, the “Improvements”) and (b) GTAT Corp. and GT Hong Kong each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import,

2 copy, display, create derivative works, or otherwise exploit the Improvements within each party’s respective territory; WHEREAS, GTAT Corp. asserts that (a) it did not provide the most recent version of 165 kg ASF Furnace technology to GT Hong Kong prior to the Petition Date and (b) even if it has a legal obligation to provide such technology to GT Hong Kong, GT Hong Kong must first pay its share of the development costs for such technology under the Cost Sharing Agreement; WHEREAS, under the current structure of the ASF License Agreement and the Cost Sharing Agreement, GTAT Corp., GT SPE, and GT Hong Kong require each other’s cooperation in order to sell any of their ASF Furnaces outside the United States; WHEREAS, following extensive good faith, arm’s-length negotiations among GTAT Corp., GT SPE, GT Hong Kong, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, GTAT Corp., GT SPE, and GT Hong Kong have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues between and among the Parties, including, without limitation, with respect to the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, under the Intercompany Settlement Agreement, among other things, GT Hong Kong has agreed to issue to GTAT Corp. (a) that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by GTAT Corp. against GT Hong Kong, and (b) that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements; and WHEREAS, the Parties desire, subject to the terms of the Intercompany Settlement Agreement and in accordance with the terms of this Intercompany Sales Agreement, to allocate among the Parties certain rights, responsibilities, and obligations arising from purchase orders, purchase agreements, invoices, and/or other purchase documentation (each, a “Purchase Order”) to be entered into, performed under, accepted, or issued by GT Hong Kong and certain third parties located outside of the United States (each such third party, a “Customer”) and pursuant to which GT Hong Kong will be obligated to sell ASF Furnaces to such Customers. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. DEFINITIONS For purposes of this Agreement, the following definitions shall apply to the terms set forth below wherever they appear: 1.1 “Accounts” has the meaning set forth in Article 9 of the New York Uniform Commercial Code.

3 1.2 “Approval Order” has the meaning set forth in Section 6.2 hereof. 1.3 “Approval Date” means the date on which the Approval Order is entered by the Bankruptcy Court. 1.4 “ASF Furnaces” means (a) advanced sapphire furnaces and (b) all components, parts, processes, and accessories associated therewith. 1.5 “Combined Sale” has the meaning set forth in Section 3.4 hereof. 1.6 “Debenture” means that certain Debenture between GT Hong Kong, GTAT Corp., and GT SPE, dated as of July 20. 1.7 “GT Hong Kong ASF Furnaces” means ASF Furnaces owned by GT Hong Kong as of the date of this Intercompany Sales Agreement. 1.8 “GT SPE ASF Furnaces” means ASF Furnaces owned by GT SPE as of the date of this Intercompany Sales Agreement. 1.9 “GT SPE Collateral” means (a) all of GT Hong Kong’s now owned or hereafter acquired Accounts that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (b) all of GT Hong Kong’s now owned or hereafter acquired Letter-of-Credit Rights that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (c) all of GT Hong Kong’s now owned or hereafter acquired rights in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (d) all of GT Hong Kong’s now owned or hereafter acquired (i) rights of reclamation, replevin, or recovery, (ii) mechanic’s liens or other liens, (iii) rights of setoff, and (iv) other rights or remedies, in each case, that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (e) all of GT Hong Kong’s now owned or hereafter acquired rights in respect of returned goods arising in relation to ASF Furnaces that were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (f) all of GT Hong Kong’s now owned or hereafter acquired rights in any deposits in relation to ASF Furnaces that were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, and (g) any and all proceeds of any of the foregoing. 1.10 “GTAT Corp. ASF Furnaces” means ASF Furnaces owed by GTAT Corp. as of the date of this Intercompany Sales Agreement. 1.11 “GTAT Corp. Collateral” means (a) all of GT Hong Kong’s now owned or hereafter acquired Accounts that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (b) all of GT Hong Kong’s now owned or hereafter acquired Letter-of-Credit Rights that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT

4 Hong Kong, (c) all of GT Hong Kong’s now owned or hereafter acquired rights in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (d) all of GT Hong Kong’s now owned or hereafter acquired (i) rights of reclamation, replevin, or recovery, (ii) mechanic’s liens or other liens, (iii) rights of setoff, and (iv) other rights or remedies, in each case, that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (e) all of GT Hong Kong’s now owned or hereafter acquired rights in respect of returned goods arising in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (f) all of GT Hong Kong’s now owned or hereafter acquired rights in any deposits in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, and (g) any and all proceeds of any of the foregoing. 1.12 “Intercompany Sale” has the meaning set forth in Section 2.1 hereof. 1.13 “Letter-of-Credit Rights” has the meaning set forth in Article 9 of the New York Uniform Commercial Code. 1.14 “Mesa ASF Price” has the meaning set forth in Section 2.4 hereof. 1.15 “Mesa ASF Furnaces” means, collectively, the GTAT Corp. ASF Furnaces and the GT SPE ASF Furnaces. 1.16 “Supporting Obligations” has the meaning set forth in Article 9 of the New York Uniform Commercial Code. 2. INTERCOMPANY SALE OF MESA ASF FURNACES 2.1 Intercompany Sales. In furtherance of Purchase Orders, (a) GTAT Corp. agrees to sell GTAT Corp. ASF Furnaces to GT Hong Kong, and GT Hong Kong agrees to purchase such GTAT Corp. ASF Furnaces from GTAT Corp., and (b) GT SPE agrees to sell GT SPE ASF Furnaces to GT Hong Kong, and GT Hong Kong agrees to purchase such GT SPE ASF Furnaces from GT SPE (all such sales described in clauses (a) and (b), the “Intercompany Sales”), which ASF Furnaces GT Hong Kong shall, immediately thereafter, resell to Customers pursuant to such Purchase Orders; provided, however, that no Intercompany Sales shall occur unless and until GT Hong Kong has sold all GT Hong Kong ASF Furnaces, except in the case where a Customer requests the purchase a Mesa ASF Furnace. GTAT Corp. and GT SPE shall not be obligated to sell any ASF Furnaces to GT Hong Kong, and GT Hong Kong shall not be obligated to purchase any ASF Furnaces from GTAT Corp. or GT SPE, unless and until such ASF Furnaces are necessary for GT Hong Kong to satisfy

5 an executed Purchase Order with a Customer. Neither GTAT Corp. nor GT SPE shall be obligated to acquire goods in order to sell them to GT Hong Kong as Mesa ASF Furnaces and their obligations to sell to GT Hong Kong shall only extend to Mesa ASF Furnaces owned by them as of the date hereof. Nothing herein shall preclude GTAT Corp. or GT SPE, on the one hand, and GT Hong Kong, on the other hand, from separately agreeing to purchase and sell components for ASF Furnaces from each other on customary business terms. 2.2 Closing. The closing of any Intercompany Sale of Mesa ASF Furnaces to GT Hong Kong shall occur immediately prior to the corresponding resale of such ASF Furnaces by GT Hong Kong to the applicable Customer. 2.3 Delivery. The Mesa ASF Furnaces sold pursuant to Intercompany Sales shall be delivered to GT Hong Kong as directed by GTAT Corp. 2.4 Mesa ASF Price. The purchase price of each Mesa ASF Furnace to be purchased by GT Hong Kong pursuant to an Intercompany Sale (such price, the “Mesa ASF Price”) shall be equal to $253,000. 2.5 Payment of Mesa ASF Price. With respect to each Intercompany Sale of Mesa ASF Furnaces, GT Hong Kong agrees to pay GTAT Corp. or GT SPE, as applicable, the Mesa ASF Price for such Mesa ASF Furnaces in immediately available funds and in U.S. dollars no later than the date that is 30 days after the date of delivery of such Mesa ASF Furnaces; provided, however, that if GT Hong Kong does not receive the full sale price for the sale of an ASF Furnace to a Customer in a single installment, GT Hong Kong shall pay the Mesa ASF Price to GTAT Corp. ratably as and when GT Hong Kong receives each installment of the sale price. 2.6 Exclusivity. GT Hong Kong shall purchase all of its requirements of ASF Furnaces from GTAT Corp. and/or GT SPE; provided, that GT Hong Kong shall have no obligation to buy, and GTAT Corp. or GT SPE, as the case may be, shall have no obligation to sell a Mesa ASF Furnace if, after taking into account all payments contemplated under the Intercompany Settlement, either GT Hong Kong would incur a cash loss on the ultimate sale to the Customer, or GTAT Corp. and/or GT SPE, as the case may be, would incur a cash loss on the sale of a Mesa ASF Furnace to GT Hong Kong. 2.7 NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY. GTAT CORP. AND GT SPE MAKE NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, UNDER CONTRACT, AT LAW, OR IN EQUITY, WITH RESPECT TO ANY OF THE MESA ASF FURNACES, INCLUDING REPRESENTATIONS OR WARRANTIES WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, SUITABILITY, USAGE, WORKMANSHIP, QUALITY, PHYSICAL CONDITION, OR VALUE, AND ANY AND ALL SUCH REPRESENTATIONS AND WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

6 3. SECURITY INTERESTS 3.1 Grant of Security Interest in GTAT Corp. Collateral. (a) GT Hong Kong hereby grants to GTAT Corp. a security interest in the GTAT Corp. Collateral to secure all of GT Hong Kong’s present and future obligations to pay GTAT Corp. for GTAT Corp. ASF Furnaces. (b) To secure all of GT Hong Kong’s present and future obligations to pay GTAT Corp. for GTAT Corp. ASF Furnaces, GT Hong Kong also grants a floating charge in the GTAT Corp. Collateral, pursuant to the Debenture; provided, however, that nothing in the Debenture shall be deemed or interpreted to modify the rights set forth in this Intercompany Sales Agreement. (c) GT Hong Kong hereby authorizes GTAT Corp. to file financing statements describing the GTAT Corp. Collateral and to take any and all other steps necessary or advisable to perfect or protect the security interests under this Section 3.1. 3.2 Grant of Security Interest in GT SPE Collateral. (a) GT Hong Kong hereby grants to GT SPE a security interest in the GT SPE Collateral to secure all of GT Hong Kong’s present and future obligations to pay GT SPE for GTAT SPE ASF Furnaces. (b) To secure all of GT Hong Kong’s present and future obligations to pay GT SPE for GT SPE ASF Furnaces, GT Hong Kong also grants a floating charge in the GTAT Corp. Collateral under Hong Kong law, pursuant to the Debenture; provided, however, that nothing in the Debenture shall be deemed or interpreted to modify the rights set forth in this Intercompany Sales Agreement. (c) GT Hong Kong hereby authorizes GT SPE to file financing statements describing the GT SPE Collateral and to take any and all other steps necessary or advisable to perfect or protect the security interests under this Section 3.2. 3.3 GT Hong Kong agrees to execute any further documents, and to take any further actions, reasonably requested by GTAT Corp. or GT SPE, as applicable, to evidence or perfect the security interests granted in this Article 3, to maintain the first priority of these security interests, or to effectuate the rights granted to GTAT Corp. and GT SPE in this Article 3. 3.4 If a sale of ASF Furnaces by GT Hong Kong to a Customer involves both GTAT Corp. ASF Furnaces and GT SPE ASF Furnaces (any such sale, a “Combined Sale”), the security interests granted in respect of the GTAT Corp. Collateral and the GT SPE Collateral shall be equal in priority and the proceeds of such collateral resulting from such sale shall be shared by GTAT Corp. and GT SPE ratably based on the Mesa ASF

7 Prices for the GTAT Corp. ASF Furnaces and GT SPE ASF Furnaces composing such Combined Sale. 3.5 The security interest securing GT Hong Kong’s obligations under this Intercompany Sales Agreement shall be junior to the security interests securing the Priority Note and the Contingent Note. 4. INDEMNIFICATION 4.1 GTAT Corp. ASF Furnaces. With respect to Mesa ASF Furnaces sold by GT Hong Kong to Customers which Mesa ASF Furnaces were originally GTAT Corp. ASF Furnaces, GTAT Corp. shall indemnify, defend, and hold GT Hong Kong harmless from and against any and all claims, damages, liabilities, and losses (including reasonable attorney’s fees) incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for personal injury or property damage solely to the extent caused by the gross negligence or willful misconduct of GTAT Corp. with respect to such GTAT Corp. ASF Furnaces. Notwithstanding Section 2.7 hereof, the foregoing indemnity shall not cover any claims, damages, liabilities, and losses incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for breach of warranty with respect to such GTAT Corp. ASF Furnaces, except (i) in the case of gross negligence or willful misconduct by GTAT Corp. and (ii) to the extent that any warranty claim against GT Hong Kong arises directly as a result of the fire at GTAT Corp.’s Mesa facility that occurred on May 26, 2015. 4.2 GT SPE ASF Furnaces. With respect to Mesa ASF Furnaces sold by GT Hong Kong to Customers which Mesa ASF Furnaces were originally GT SPE ASF Furnaces, GT SPE shall indemnify, defend, and hold GT Hong Kong harmless from and against any and all claims, damages, liabilities, and losses (including reasonable attorney’s fees) incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for personal injury or property damage allegedly solely to the extent caused by the gross negligence or willful misconduct of GT SPE with respect to such GT SPE ASF Furnaces. Notwithstanding Section 2.7 hereof, the foregoing indemnity shall not cover any claims, damages, liabilities, and losses incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for breach of warranty with respect to such GT SPE ASF Furnaces, except (i) in the case of gross negligence or willful misconduct by GT SPE and (ii) to the extent that any warranty claim against GT Hong Kong arises directly as a result of the fire at GTAT Corp.’s Mesa facility that occurred on May 26, 2015. 5. EVENTS OF DEFAULT AND REMEDIES 5.1 Events of Default. The occurrence of any of the following shall, at the option of GTAT Corp. or GT SPE, as applicable, be an Event of Default: (a) GT Hong Kong’s failure to comply with any of the provisions of this Intercompany Sales Agreement;

8 (b) Other than the remittance of payments to GTAT Corp. or GT SPE as contemplated by this Intercompany Sales Agreement, the transfer or disposition by GT Hong Kong of any of the GTAT Corp. Collateral or GT SPE Collateral without the consent of GTAT Corp. or GT SPE, as applicable; (c) The attachment, execution, garnishment, or levy by a third party on any of the GTAT Corp. Collateral or GT SPE Collateral; (d) An Event of Default has occurred under the Priority Note or the Contingent Note, or GT Hong Kong is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the ASF License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (c) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (d) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after GTAT Corp. provided notice of such breach to GT Hong Kong; (e) The Chapter 11 Case of either GTAT Corp. or GT Hong Kong is converted to a case under chapter 7 of the Bankruptcy Code. 5.2 Remedies Upon Default. Upon the occurrence and during the continuation of any Event of Default, GTAT Corp. or GT SPE, as applicable, acting individually or jointly, may: (a) Declare all or any portion of the obligations owed to GTAT Corp. or GT SPE, as applicable, hereunder immediately due and payable; (b) Pursue any and all remedies available at law or in equity to collect, enforce, or otherwise satisfy any obligations then owing by GT Hong Kong to GTAT Corp. or GT SPE, as applicable; (c) Pursue any and all remedies available at law (including those available under the provisions of the New York Uniform Commercial Code) or in equity to enforce the security interests granted hereunder by GT Hong Kong to GTAT Corp. or GT SPE, as applicable; (d) Pursue any and all of the following remedies separately, successively, or simultaneously:

9 (i) File suit and obtain judgment and, in conjunction with any action, seek any ancillary remedies provided by law, including levy of attachment and garnishment, (ii) Demand that GT Hong Kong make the GTAT Corp. Collateral or GT SPE Collateral, as applicable, available to GTAT Corp. or GT SPE, as applicable, as each may direct (and GT Hong Kong hereby agrees to comply with such demand), and (iii) With or without taking possession, sell, lease, or otherwise dispose of the GTAT Corp. Collateral or GT SPE Collateral, as applicable, at public or private sale in accordance with the New York Uniform Commercial Code. 5.3 Remedies Cumulative. The rights and remedies of GTAT Corp. and GT SPE under this Intercompany Sales Agreement are cumulative. GTAT Corp. and GT SPE shall have all other rights and remedies not inconsistent herewith as provided under the New York Uniform Commercial Code, by law, or in equity. No exercise by GTAT Corp. or GT SPE of one right or remedy shall be deemed an election, and no waiver by GTAT Corp. or GT SPE of any Event of Default shall be deemed a continuing waiver. No delay by GTAT Corp. or GT SPE shall constitute a waiver, election, or acquiescence by it. 6. MISCELLANEOUS 6.1 Currency Conversion. In any case where this Agreement requires GT Hong Kong to remit to GTAT Corp. or GT SPE an amount equal to the amount that GT Hong Kong has received from a Customer and where the payment made by such Customer was made in a currency other than U.S. dollars, this Agreement shall be understood to require GT Hong Kong to immediately convert the amount of the payment received from its Customer into U.S. dollars at the then prevailing exchange rates as quoted by reputable currency exchange brokers in GT Hong Kong’s local market and to remit the amount received by such conversion (i.e., net of fees or commissions paid to effectuate such conversion), in immediately available U.S. dollars, to GTAT Corp. or GT SPE, as applicable, and only the amount so remitted will be credited against the obligations owed by GT Hong Kong to GTAT Corp. or GT SPE, as applicable. 6.2 Approval Order. The effectiveness of this Intercompany Settlement Agreement and the obligations of the Parties are conditioned upon entry of (a) an order, substantially in the form attached to the Debtors’ motion, dated July 6, 2015 [Docket No. 1998] (the “Approval Order”), approving, among other things, the Parties’ entry into the Intercompany Settlement Agreement. 6.3 Attorney’s Fees. GT Hong Kong agrees to pay or reimburse upon demand GTAT Corp. and GT SPE for all of its reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred in connection with the enforcement of GT Hong Kong’s obligations under this Intercompany Sales Agreement or the exercise of any rights or remedies hereunder or under applicable law, including, without limitation, the

10 exercise of rights and remedies with respect to the GTAT Corp. Collateral and the GT SPE Collateral. 6.4 No Third-Party Beneficiaries. This Intercompany Sales Agreement is for the sole benefit of the Parties and their respective successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit, or remedy of any nature whatsoever. 6.5 Severability. If any term or provision of this Intercompany Sales Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Intercompany Sales Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Intercompany Sales Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. 6.6 Modifications. No term or provision of this Intercompany Sales Agreement may be amended or waived except in writing signed by the Parties that are to be affected by such amendment or waiver. 6.7 Entire Agreement. This Intercompany Sales Agreement, together with the Intercompany Settlement Agreement and the exhibits thereto, constitutes the entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. 6.8 Governing Law; Submission to Jurisdiction. This Intercompany Sales Agreement, and all of the rights of the Parties arising out of or related to the transactions that are the subject hereof, shall be governed by and construed in accordance with the laws of the State of New York, USA. All actions and proceedings arising out of or relating to this Intercompany Sales Agreement shall be heard and determined in the Bankruptcy Court, or if the Bankruptcy Court no longer has jurisdiction or abstains, then in the state courts of New York sitting in New York City in the Borough of Manhattan or, to the extent subject matter jurisdiction exists therefor, the United States District Court for the Southern District of New York, and the Parties irrevocably submit to the exclusive jurisdiction of such courts in respect of any such actions or proceedings. <Signature Pages to Follow>

Exhibit J Intellectual Property

## Intellectual Property

| Technology | Owner | Licensee | Licensee Rights | Economics |
|---|---|---|---|---|
| **GT Crystal** | | | | |
| ASFs | GTAT Corp | GT HK | GT HK has exclusive right to sell ASFs outside US<br><br>GTAT Corp has exclusive right to sell ASFs in US and exclusive right to sell sapphire materials in all regions | GT HK pays GTAT Corp:<br>-5% royalty on non-US revenues<br>-RAB share of CSA |
| Zephyr | GTAT Corp | None | N/A | N/A |
| SiC | GTAT IP Holding LLC (indirect sub of GT HK) | None | N/A | N/A |
| **GT Solar** | | | | |
| DSS | GTAT Corp | GT HK | GT HK has non-exclusive right to sell outside of US | GTAT Corp receives 5% of non-US revenues; rest of non-US revenues remains with GT HK |
| Poly | GTAT Corp | GT HK | GT HK has non-exclusive right to sell outside of US | GTAT HK pays GTAT Corp an amount equal to (i) non-US profit minus (ii) 3% of non-US revenues |
| Merlin | GTAT Corp | None | N/A | N/A |
| HiCz | GTAT IP Holding LLC (indirect sub of GT HK) | None | N/A | N/A |
| **GT Industrial** | | | | |
| SSG | GT Sapphire Systems Group (indirect sub of GTAT Corp) | None | N/A | N/A |
| ASMG | GTAT Corp (ASMG is a division of GTAT Corp) | None, since ASMG sells sapphire materials (GTAT Corp has the exclusive right to sell sapphire materials in all regions) | N/A | N/A |
| Hyperion | GTAT Corp | None | N/A | N/A |